UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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P2 SOLAR, INC.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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P2 SOLAR, INC.

NOTICE OF 2024 ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 15, 2025

To the Company's Stockholders:

Notice is hereby given that the 2025 Annual General and Special Meeting (the "Meeting") of the stockholders of P2 Solar, Inc., a Delaware corporation (the "Company"), will be held at the offices of 838 West Hastings Street, Suite 700, Vancouver, BC, Canada, V6C 2A0, on Tuesday, April 15, 2025, commencing at 11:00 a.m. (Pacific Standard Time), for the following purposes:

1.	To elect three members of the Company's Board of Directors, each to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified. The Board of Directors recommends that stockholders vote "FOR" each of the nominees.
2.	To ratify the appointment of Bansal & Co. LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025. The Board of Directors recommends that the stockholders vote "FOR" this proposal.
3.	To approve the amendment and restatement of the Company’s Bylaws to enhance the Company’s corporate governance and modernize the Company’s Bylaws. The Board of Directors recommends that the stockholders vote "FOR" this proposal.
4.	To approve the 2025 Stock Incentive Plan of the Company. The Board of Directors recommends that the stockholders vote "FOR" this proposal.
5.	To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation. The Board of Directors recommends that the stockholders vote for a THREE-YEAR frequency for this proposal.
6.	To hold an advisory vote to approve the named executive officer compensation. The Board of Directors recommends that the stockholders vote "FOR" this proposal.

The Board of Directors has fixed the close of business on March 11, 2025 at 5:00 p.m. (Pacific Standard Time) as the record date for the Meeting. Only stockholders of record at such time are entitled to notice of, and to vote at, the Meeting. A list of the stockholders of record entitled to vote will be available at the Meeting and for 10 days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 9:00 a.m. and 5:00 p.m. (Vancouver Time) at the Company's principal office located at 13718 91st Ave, Surrey, British Columbia, V3V 7X1.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF P2 SOLAR, INC.

/s/Raj-Mohinder Gurm

Raj-Mohinder Gurm

Chief Executive Officer and President

Surrey, British Columbia

March 15, 2025

IMPORTANT

Your vote is important. Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE P2 SOLAR, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

P2 SOLAR, INC.

13718 91st Ave, Surrey

British Columbia, V3V 7X1

PROXY STATEMENT

FOR THE 2024 ANNUAL GENERAL AND SPECIAL MEETING OF THE STOCKHOLDERS

TO BE HELD ON APRIL 15, 2025

This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of P2 Solar, Inc. ("we", "us", "our" and the "Company") for use at the 2025 Annual General and Special Meeting of the stockholders of the Company (the "Meeting") to be held on Tuesday, April 15, 2025 at 11:00 a.m. (Pacific Standard Time) at the offices of 838 West Hastings Street. Suite 700, Vancouver BC, Canada, V6C 2A0, and at any adjournment or postponement thereof, for the purposes set forth in the preceding Notice of Annual General and Special Meeting.

This Proxy Statement, the Notice of Annual General and Special Meeting and the enclosed Form of Proxy are expected to be mailed to the Company's stockholders on or about March 20, 2025.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General and Special Meeting will be brought before the Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on April 15, 2025. This Proxy Statement to the stockholders is available at the Company's principal office located at 13718 91st Ave, Surrey, British Columbia, V3V 7X1.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on March 11, 2025 (the "Record Date"), and you are entitled to vote at this Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Raj-Mohinder Gurm, Chief Executive Officer and President as your representative at the Meeting. As your representative, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at his discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

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Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company's directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only stockholders of the Company of record at the close of business on March 11, 2025 (the "Record Date") will be entitled to vote at the Meeting. Stockholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

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Proposal 1 - To elect three members of the Company's Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	Proposal 2 - To ratify the appointment of Bansal & Co. LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2025.
3.	Proposal 3 –To approve the replacement of the existing Bylaws of the Company with new Bylaws to enhance the corporate governance of the Company and modernize the Company’s Bylaws.
4.	Proposal 4 – To approve the 2025 Stock Incentive Plan of the Company.
5.	Proposal 5 - To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.
6.	Proposal 6 - To hold an advisory vote to approve the named executive officer compensation.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote by:

•	completing the proxy card and returning it in the enclosed postage paid reply envelope; or
•	voting via the internet by visiting: https://www.proxyvote.com You will need the 16 digit Control Number found on the proxy or voting instruction form; or
•	voting via phone by calling in Canada - English 1-800-474-7493 or French 1-800-474-7501 or in the US - English 1-800-454-8683; or
•	attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

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What if I share an address with another person and we receive only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

P2 Solar, Inc.

Attention: Raj-Mohinder Gurm, President and Chief Executive Officer

13718 91st Ave, Surrey, British Columbia, V3V 7X1

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before taking the vote at the Meeting;
(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting;
(c)

voting via internet by visiting www.ProxyVote.com or voting via phone by calling 800-474-7493 and follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call prior to 11:59 p.m. Eastern Time on April 11, 2025; or

(d)	attending the Meeting in person and:

(i)	giving affirmative notice at the Meeting of your intent to revoke their proxy; and
(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: P2 Solar, Inc., Attention: Raj-Mohinder Gurm, Corporate Secretary, 13718 91st Ave, Surrey, British Columbia, V3V 7X1. Attendance at the Meeting will not, by itself, revoke a stockholder's proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

The presence in person or by proxy of holders of at least a majority of the Company's outstanding common shares constitutes a quorum for the transaction of business at the meeting.

Stockholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present, but it becomes necessary or appropriate to adjourn the meeting for other reasons, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy.

Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. Under the Company's bylaws, if we adjourn the Meeting, notice need not be given if the time and place of the adjourned meeting is announced at the Meeting unless the meeting is adjourned for more than 30 days or a new record date is fixed for the adjourned meeting. The Company will pay the costs of preparing and distributing additional proxy materials to stockholders, if required in connection with any adjournment.

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What are Broker non-votes?

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares. Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non- routine matter at the Meeting and, therefore, are not counted for the purpose of determining whether stockholders have: (i) approved the election of directors in proposal 1, (ii) approved the advisory vote on frequency of advisory vote on executive compensation in proposal 3, and (iii) approved the named executive officer compensation in proposal 4, because such proposals are considered non-routine matters. If you do not provide voting instructions to your broker, your broker will have discretion to vote your shares only on proposal 2, because the Company expects that matter to be considered a routine matter.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting but will not be counted as either in favor or against the proposals.

What vote is required to approve each item and what are the effects of broker non-votes, abstentions and withhold votes?

As of the Record Date, there were 127,009,013 shares of our common stock outstanding and entitled to vote.

Directors are elected by a plurality of the votes of the shares present and entitled to vote at the Meeting. "Withhold" and broker non-votes will have no effect on the outcome of the votes on this proposal.

Proposals 2, 3, and 4 require the majority of the votes cast, excluding abstentions, at the Meeting to be approved. Abstentions will have no effect on the proposal. Broker non-votes are not applicable with respect to proposals 2, 3 and 4.

Proposal 5 requires the majority of the votes cast at the Meeting in order to be approved. "Withhold" and broker non- votes will have no effect on the outcome of the votes on this proposal. Stockholder votes on that are conducted on an advisory basis are not binding on the Company's Board of Directors. Although this vote is not binding, the Board will consider the voting results in setting the frequency of future say-on-pay votes.

Proposal 6 requires the majority of the votes cast at the Meeting in order to be approved. "Withhold" and broker non- votes will have no effect on the outcome of the votes on this proposal. Stockholder votes on that are conducted on an advisory basis are not binding on the Company's Board of Directors. As such, no votes are required on to approve executive compensation.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

Will I be entitled to appraisal rights under Delaware law?

Under Delaware law, the Company's stockholders are not entitled to appraisal rights in connection with any of the proposals to be acted upon at the Meeting.

When is the deadline for stockholder proposals and nominations for the 2025 Annual Meeting?

As an SEC filer, the Company is currently subject to Rule 14a-8 of the Securities Exchange Act of 1934 (15 U.S.C. 78n-1), as amended (the "Exchange Act"). Under Rule 14a-8 of the Exchange Act, certain stockholder proposals may be eligible for inclusion in the Company's proxy statement and form of proxy for its 2025 annual meeting of stockholders. In order to be eligible for inclusion, such proposals must be received at the Company's principal executive offices not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the previous year's annual meeting; provided, however, that in the event the Company holds its 2025 annual meeting more than 30 days before or after the one year anniversary date of this 2025 Meeting, then the deadline shall be a reasonable time before the Company begins to print and send its proxy materials. Management expects to hold its 2025 annual meeting in September or later in the fall of 2025. Thus, in order to be eligible for inclusion in the Company's proxy statements and form of proxy for the Company's 2025 annual meeting, stockholder proposals must be received by May 10, 2025, unless the date of the 2025 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the deadline for submission of stockholder proposals shall be a reasonable time before the Company begins to print and send its proxy materials. If the Company's 2025 annual meeting is changed by more than 30 days from the anticipated date of this Meeting, the Company will disclose the new deadline for stockholder proposals under Item 5 of the Company's earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition to the requirements set forth herein, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

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The Company's proposed by-laws also provide separate notice procedures for the nomination of directors by stockholders. Under the Company's new bylaws, if adopted, the nomination of directors by stockholders must be made pursuant to timely notice in writing to the secretary of the Company in accordance with the time provisions set forth in the preceding paragraph. For greater clarity, stockholder nomination of directors for the 2025 annual meeting must be received by May 10, 2025, unless the proposed date of the 2025 annual meeting is changed by more than 30 days from the date of this Meeting, in which case the new deadline shall be a reasonable before the Company begins to print and send its proxy materials. Additionally, the stockholder notice nominating a director must comply with the content requirements set forth in the Company's bylaws. See the discussion under the heading "Stockholder Nomination of Directors" in this Proxy Statement for more detail.

Any stockholder who wishes to submit a proposal is encouraged to seek independent counsel about SEC requirements and to consult the Company's bylaws. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal or comply with the Company's bylaws where applicable. Notices of intention to present proposals for the Company's next annual meeting should be delivered to P2 Solar, Inc., 13718 91st Ave, Surrey, British Columbia, V3V 7X1, Attention: Raj-Mohinder Gurm, Corporate Secretary.

Pursuant to Rule 14a-4(c)(1) under the Exchange Act, the proxies designated by the Company for the Meeting will have discretionary authority to vote with respect to any matter presented at the Meeting if the Company has not received notice of the matter by the dates specified in that rule.

MANAGEMENT PROPOSALS

Proposal Number One - Election of Directors

The Company's Board of Directors currently consists of three directors: Raj-Mohinder Gurm, Hans Edblad, and Sham Dhari. Under the Company's organizational documents, the number of directors of the Company shall be such number as is fixed from time to time by resolution by the Board. The Board has fixed the number of directors of the Company at three.

At the Meeting, stockholders will elect three directors to serve until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified, or until their death, resignation, or removal. Unless marked otherwise, proxies received will be voted "FOR" the election of the three nominees named below.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named below. "Withhold" votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. "Withhold" votes, abstentions and broker non-votes will have no effect on the vote. If any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

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Nominees

The Board of Directors has nominated three people to serve as directors of the Company, each of whom has consented to function as such. The names of the five people nominated by the Board and certain information about them are set forth below:

Name of Nominee	Age	Company Position	Director Since
Raj-Mohinder Gurm	64	Chief Executive Officer, President, Chief Financial Officer, and Director	November 21, 1990
Hans Edblad	58	Director	March 2009

Sham Dhari	66	Director	January 10, 2024

Biographies of the Nominated Directors of the Company

Raj-Mohinder Gurm. Mr. Gurm is the President, Chief Financial Officer, and a Director of the Company. From 1985 to 1987 Mr. Gurm was a partner in B.R. International Marketing Company of Vancouver, BC a company, which provided North American representation to manufacturers from Asia. From 1987 to 1989 he was a manager of Metro Parking Ltd. of Vancouver, BC and was responsible for overseeing 70 employees and 20 parking lots. From 1989 to 1995 he was involved in importing products from Asia and selling them by container loads to large retail chain stores. In 1995 Mr. Gurm was founder and president of Xanatel Communications Inc. a company involved in the wireless communications industry, and which was sold to a public company listed on The Alberta Stock Exchange. Mr. Gurm has been a President and CEO of Spectrum International Inc. from 1990 to present. From Jan. 2000 to Nov. 9th, 2001, he was also President/CEO of Canoil Exploration Corporation, a publicly traded company that completed the acquisition of a Medical Equipment company. Since 2015, Mr. Gurm has been consulting for number of public companies. Mr. Gurm attended the University of British Columbia and earned a Bachelor of Sciences Degree in Biology in 1983. Born in 1960 in India, Mr. Gurm is a citizen and resident of Canada.

Hans Edblad. Mr. Edblad is a director of the Company. In addition to serving as a Director of the Company, Mr. Edblad also works as the Vice President of Business Development for the Company. From 2006 to 2009 Mr. Edblad served as a consultant to the Company. In addition to his work with the Company, Mr. Edblad is also the President of Chag Investments Ltd., a position he has held since 1997. Chag Investments specializes in assisting businesses with business development and investment strategies. Additionally, from 2002 to present Mr. Edblad has served as a consultant with APR Consulting Group specializing in technical market consulting to various individuals and companies.

Sham Dhari. Mr. Dhari is a director and Vice President of Engineering with the Company. He is also the founder, C.E.O., and President of Atek Energy Systems Inc, a company formed in January 2018 to provide certified energy advisory services in the lower mainland of British Columbia. Mr. Dhari holds a Bachelor of Applied Science in Electrical Engineering from the University of British Columbia and is a Certified Energy Advisor in British Columbia.

Family Relationships

There are no family relationships between any of the current directors or officers of the Company.

Significant Employees

The Company currently does not have any significant employees other than its executive officers.

Required Vote

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

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Proposal Number Two - Ratification of Selection of Independent Registered Public Accounting Firm

The independent registered public accounting firm of Bansal & Co. LLP, Charted Accountants, audited the Company's financial statements for the year ended March 31, 2024 and has been recommended by the Board of Directors pursuant to the recommendation of the Company's Audit Committee to serve as the Company's independent registered public accounting firm for fiscal year ended March 31, 2025. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Meeting. If the stockholders do not ratify the appointment of Bansal & Co. LLP, the Audit Committee may reconsider, but will not necessarily change, its selection of Bansal & Co. LLP to serve as the Company's independent registered public accounting firm.

A representative of Bansal & Co. LLP is not expected to be present at the Meeting.

Principal Accountant Fees

In the following table, “audit fees” are billed by the Company’s external auditors for services provided in auditing the Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditors for assurance and related services that are related to the performance of the audit or review of the Company’s financial statements. “Tax fees” are fees billed by the auditors for professional services rendered for tax compliance, tax advice, and tax planning. “All other fees” are fees billed by the auditors for products and services not included in the foregoing categories.

The fees paid by the Company to its auditors in each of the last three fiscal years, by category, are as follows:

	Year ended March 31, 2024		Year ended March 31, 2023		Year ended March 31, 2022
Audit Fees		$15,000		$20,000	$	Nil
Audit-Related Fees	$	Nil	$	Nil	$	Nil
Tax Fees	$	Nil	$	Nil	$	Nil
All Other Fees	$	Nil	$	Nil	$	Nil

Current Independent Registered Public Accounting Firm

On June 3, 2024, the Company engaged Bansal & Co. LLP (“Bansal”), A-6, Maharani Bagh, Delhi, India, as its independent registered public accounting firm. Bansal audited the Company’s consolidated financial statements for the fiscal year ended March 31, 2024 and March 31, 2023.

Previous Independent Registered Public Accounting Firm

On June 3, 2024, the Company dismissed GreenGrowth CPAs ("GreenGrowth") as its independent registered public accounting firm. GreenGrowth was engaged on October 30, 2023, and reviewed the Company’s interim financial statements as of September 30, 2023, and December 31, 2023. GreenGrowth did not audit any of the Company’s financial statements for any fiscal year.

Gries & Associates LLC ("Gries") was engaged on June 2, 2023. Gries audited the Company’s consolidated financial statements for the fiscal years ended March 31, 2023 and March 31, 2022, and reviewed the Company’s interim financial statements as of June 30, 2023. On October 11, 2023, Gries sold its business to GreenGrowth, and GreenGrowth became the Company’s auditor on October 30, 2023. However, Gries was subsequently deregistered by the Public Company Accounting Oversight Board (“PCAOB”), necessitating a re-audit of the financial statements for the fiscal year ended March 31, 2023.

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During the periods reviewed by GreenGrowth, and Gries there were (i) no disagreements with GreenGrowth or Gries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GreenGrowth or Gries would have caused them to make reference thereto in their reports on the financial statements for such periods, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company's Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company's independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company's audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BANSAL & CO. LLP, AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2025.

Proposal Number Three - Approval of Amended and Restated Bylaws.

Summary of Proposal

The Board is requesting stockholder approval of the Amended and Restated Bylaws (the “Modern Bylaws”) of the Corporation. The proposed Modern Bylaws incorporate a number of modern governance enhancements, procedural clarifications, and updates to reflect current best practices, regulatory developments, and the Corporation’s evolving business needs.

On March 15, the Board unanimously approved the Modern Bylaws, subject to stockholder approval. If approved, the Modern Bylaws will replace and supersede the Corporation’s existing bylaws in their entirety.

Stockholders are encouraged to read the full text of the Modern Bylaws, which is attached as Annex A to this Proxy Statement. The following summary highlights the key material changes and their impact on stockholder rights.

Summary of Key Material Changes

The Modern Bylaws incorporate various changes, including but not limited to:

1. Enhanced Stockholder Meeting Provisions.

•	Hybrid & Virtual Meetings: Expressly permits annual and special meetings to be held in hybrid or virtual formats in accordance with Delaware General Corporation Law (“DGCL”) §211.
•	Special Meeting Requests: Lowers the required ownership threshold for stockholders to call a special meeting from 20% to 15% of outstanding shares.
•	Advance Notice Requirements: Clarifies timing and disclosure requirements for stockholder nominations and proposals, aligning with market standards.

2. Stockholder Access & Proxy Rules Compliance.

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Proxy Access for Director Nominations: Establishes a framework allowing eligible stockholders (holding 5% for at least one year) to nominate up to one director for inclusion in the Corporation’s proxy statement.

•	Universal Proxy Compliance: Requires stockholders seeking to nominate directors to comply with SEC Rule 14a-19 (universal proxy rules), including timely filing and solicitation thresholds.

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3. Modernized Corporate Governance & Board Provisions.

•	Quorum & Voting Adjustments: Updates quorum requirements to one-third of outstanding shares, unless a higher standard applies.
•	Classified Board Restrictions: Ensures any future classified board structures comply with stockholder approval requirements.
•	Director Confidentiality & Conduct Standards: Codifies director confidentiality obligations and insider trading restrictions.

4. Indemnification & Liability Protections.

•	Expanded Indemnification: Strengthens protections for directors and officers, including the advancement of expenses and liability limitation provisions as permitted by DGCL §145.
•	Insurance & Funding Mechanisms: Clarifies the Corporation’s ability to secure D&O insurance, indemnity trusts, or other risk management measures to protect against legal claims.

5. Exclusive Forum & Dispute Resolution Updates.

•	Delaware Chancery Court Jurisdiction: Designates the Delaware Court of Chancery as the exclusive forum for certain stockholder litigation (excluding claims under federal securities laws).
•	Federal Forum Selection for Securities Claims: Requires actions under the Securities Act of 1933 to be brought in U.S. federal courts, mitigating litigation risks.

6. Administrative & Procedural Updates.

•	Electronic Notices & Signatures: Permits notices, consents, and proxies via electronic transmission, streamlining governance processes.
•	Blockchain & Digital Recordkeeping: Recognizes distributed ledger technology (DLT) as a valid method for maintaining corporate records and stockholder communications.
•	Clarifications on Dividend Payments & Capital Structure Adjustments: Updates provisions regarding dividends, record dates, and financial transactions to align with DGCL requirements.

Impact on Stockholder Rights

The proposed amendments expand and clarify stockholder rights in several ways:

✓	Greater stockholder influence: Special meeting thresholds are lowered, and proxy access is introduced.
✓	Improved corporate transparency: Advance notice rules and director accountability provisions strengthen governance oversight.
✓	Enhanced legal protections: Indemnification rights are broadened, while exclusive forum provisions reduce legal uncertainties.
✓	Modernized participation methods: Hybrid/virtual meetings and electronic communications facilitate greater engagement.

While the Modern Bylaws introduce new procedural requirements for stockholder proposals and director nominations, these changes are consistent with corporate governance best practices and designed to protect the long-term interests of all stockholders.

Next Steps

If approved, the Modern Bylaws will become effective immediately upon stockholder approval. If not approved, the Corporation’s existing bylaws will remain in effect.

Conclusion

The proposed Modern Bylaws align with best-in-class governance practices, enhance stockholder engagement, and ensure compliance with evolving regulatory standards. The Board believes these updates are in the best interests of stockholders and the Corporation as a whole.

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Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal to support modern, transparent, and stockholder-friendly governance.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" REPLACING THE EXISTING BY-LAWS OF THE COMPANY WITH THE NEW BY-LAWS ATTACHED AS ANNEX A TO THIS INFORMATION CIRCULAR.

Proposal Number Four – Adoption of the 2025 Stock Incentive Plan of the Company

Introduction and Reasons for Adoption of the 2025 Plan

On March 14, 2025, our Board approved and adopted, subject to stockholder approval, the 2025 Plan which is attached hereto as Annex B. The 2025 Plan will become effective upon shareholder approval. This summary is not a complete description of all provisions of the 2025 Plan and is qualified in its entirety by reference to the 2025 Plan, which will be filed as an annex to this Information Statement.

Background of the 2025 Plan

The 2025 Plan is established to maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that the adoption of the 2025 Plan is essential to permit our management to continue to provide long-term, equity- based incentives to present and future management, directors, consultants, and employees.

We are seeking shareholder approval of the 2025 Plan in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and (ii) eligibility to receive a federal income tax deduction for certain compensation paid under the 2025 Plan by complying with Rule 162(m) of the Code

The Company intends to reserve a total of 12,700,901 shares (10% of the issued and outstanding shares as of March 11, 2025) of our authorized common stock for initial issuance under the 2025 Plan. The 2025 Plan also provides for an annual increase to the share reserve on the first day of each calendar year beginning January 1, 2026 through January 1, 2034, in an amount equal to 5% of the total number of shares outstanding on the last day of the immediately preceding calendar year (or such lesser amount as determined by the Board or Committee).

General

The 2025 Plan enables our board of directors to provide equity-based incentives through grants of awards to the Company’s present and future employees, directors, consultants, and other third-party service providers.

As the Company is incorporated in Delaware with securities quoted on the OTC Pink Sheets but is also an OTC Reporting Issuer in British Columbia with many directors, officers and employees located in Canada, the 2025 Plan has been designed to comply with both U.S. and applicable Canadian requirements. The 2025 Plan contains specific provisions to address Canadian securities laws and tax requirements for Canadian Participants.

The 2025 Plan authorizes the grant of Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NSOs”), Stock Appreciation Rights (“SARs”), Restricted Shares, Stock Units, Stock-Based Awards (collectively, "Stock Awards") and Cash-Based Awards (Stock Awards and Cash-Based Awards are collectively referred to as "Awards").ISOs may be granted only to our employees, including officers, and the employees of any future subsidiaries. All other awards may be granted to our employees, officers, our non-employee directors, and consultants and the employees and consultants of our subsidiaries, and affiliates.

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Administration

The 2025 Plan will be administered by the Board of the Company or the compensation committee of our Board (the “Compensation Committee”). Subject to the limitations set forth in the 2025 Plan, the Compensation Committee will have the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or SAR may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also will have the authority to determine the consideration and methodology of payment for awards. To the extent permitted by applicable law, the board of directors or Compensation Committee may also authorize one or more of our officers to designate employees, other than officers under Section 16 of the Exchange Act, to receive awards and/or to determine the number of such awards to be received by such persons subject to a maximum total number of awards.

Stock Options

The 2025 Plan authorizes the grant of Incentive Stock Options and Non-Qualified Stock Options (each an “Option”). Options granted under the 2025 Plan entitle the grantee, upon exercise, to purchase a specified number of shares of common stock from us at a specified exercise price per share. The Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2025 Plan, provided that the exercise price will not be less than 100% of the fair market value of our shares on the date of grant. Options granted under the 2025 Plan will vest at the rate specified by the Compensation Committee.

Stock options granted under the 2025 Plan must be exercised by the optionee before the earlier of such an option or the expiration of a specified period following the optionee’s termination of employment. The Compensation Committee determines the terms of the stock options up to a maximum of 10 years. Each stock option agreement will also set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.

Exercise of Stock Options

An Option’s exercise price may be paid in cash or if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) future services or services rendered to the company or its affiliates prior to the award, (3) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (4) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (5) by a “net exercise” arrangement, (6) by delivering a full-recourse promissory note, or (7) by any other form that is consistent with applicable laws, regulations, and rules.

Stock Appreciation Rights

Stock Appreciation Rights, or SARs, provide for payments to the recipient based upon increases in the price of shares over the exercise price of the SAR. The Compensation Committee determines the exercise price for a SAR, which cannot be less than 100% of the fair market value of shares on the date of grant. A SAR granted under the 2025 Plan vests at the rate specified in the SAR agreement as determined by the Compensation Committee. The Compensation Committee determines the term of SARs granted under the 2025 Plan. Upon the exercise of a SAR, we will pay the participant an amount in stock, cash, or a combination of shares and cash as determined by the Compensation Committee, equal to the product of (1) the excess of the per share fair market value of shares on the date of exercise over the exercise price, multiplied by (2) the number of shares with respect to which the SAR is exercised.

Restricted Stock Awards

The 2025 Plan also authorizes the grant of Restricted Stock Awards on terms and conditions established by the Compensation Committee. The terms of any awards for restricted shares under the 2025 Plan will be set forth in a restricted share agreement to be entered into between us and the recipient. The Compensation Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. A restricted share award may be subject to vesting requirements or transfer restrictions or both. Restricted shares may be issued for such consideration as the Compensation Committee may determine, including cash, cash equivalents, full recourse promissory notes, past services, and future services. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares, provided that dividends and other distributions will not be paid in respect of unvested shares unless otherwise determined by the Compensation Committee and, in such case, only once such unvested shares vest.

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Stock Unit Awards

The 2025 Plan also authorizes the grant of Stock Unit Awards. Stock Unit Awards give recipients the right to acquire a specified number of shares (or cash amount) at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the Compensation Committee and as set forth in a stock unit award agreement. A stock unit award may be settled by cash, delivery of shares, a combination of cash and stock as deemed appropriate by the Compensation Committee. Recipients of stock unit awards will have no voting or dividend rights prior to the time the vesting conditions are satisfied, and the award is settled. At the Compensation Committee’s discretion and as set forth in the stock unit award agreement, stock units may provide for the right to dividend equivalents. Dividend equivalents may not be distributed prior to settlement of the stock unit to which the dividend equivalents pertain and the value of any dividend equivalents payable or distributable with respect to any unvested stock units that do not vest will be forfeited.

Other Stock Awards

Under the 2025 Plan, the Compensation Committee may grant other awards based in whole or in part by reference to our shares. The Compensation Committee will set the number of shares under the stock awards and all other terms and conditions of such awards.

Director Compensation Limit

The 2025 Plan includes a limit on compensation for non-employee directors. The maximum number of shares subject to Awards granted under the 2025 Plan during any one calendar year to any Outside Director, taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board, will not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes), or $1,000,000 for the calendar year in which an Outside Director is first appointed or elected to the Board.

Change in Capital Structure or Change in Control

In the event of a recapitalization, stock split, or similar capital transaction, the Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2025 Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or SAR.

In the event of a Change in Control (as defined in the 2025 Plan), outstanding Awards may be subject to the agreement of merger, consolidation, or reorganization, which may provide for one or more of the following: (i) continuation or assumption of existing Awards; (ii) substitution of equivalent awards; (iii) acceleration of vesting, exercisability, and settlement; (iv) cash-out of Awards; or (v) other appropriate treatment as determined by the Committee. The Committee need not treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

Duration, Amendment and Termination

Unless sooner terminated, the 2025 Plan will terminate on the tenth anniversary of its effective date. Our Board will have the authority to amend, suspend, or terminate the 2025 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted more than 10 years after years after the later of (i) the approval of the Plan by the board (or if earlier, the stockholders) and (ii) the approval by the board (or if earlier, the stockholders) of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

The Compensation Committee will have the authority to modify outstanding awards under the 2025 Plan. Subject to the terms of the 2023 Plan, the Compensation Committee will have the authority to cancel any outstanding stock award in exchange for new stock awards, including awards having the same or a different exercise price cash, or other consideration, without stockholder approval but with the consent of any adversely affected participant.

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Restrictions on Transfer

Unless the Compensation Committee provides otherwise, no award granted under the 2025 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), except by will, the laws of descent and distribution, or pursuant to a domestic relations order, provided that all ISOs may only be transferred or assigned only to the extent consistent with Section 422 of the Code.

Clawback Policy

All Awards granted under the 2025 Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts pursuant to the listing standards of any securities exchange on which the Company's securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose additional recoupment provisions in an Award Agreement as it determines whether it is necessary or appropriate.

Federal Income Tax Information

The following is a general summary of the current federal income tax treatment of awards, which are authorized to be granted under the 2025 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, this discussion does not address the tax consequences under applicable state and local law.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2025 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Incentive Stock Options

A participant will not recognize income on the grant or exercise of an Incentive Stock Option. However, the difference between the exercise price and the fair market value of the common stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an Incentive Stock Option within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of an Incentive Stock Option in the same manner as on the exercise of a Non-Qualified Stock Option, as described below. The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an Incentive Stock Option will be treated as capital gain or loss. If certain holding period requirements are not satisfied, however, the participant will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain, and any loss recognized will be a capital loss.

Non-Qualified Stock Options

A participant is not required to recognize income on the grant of a Non-Qualified Stock Option, a stock appreciation right, restricted stock units, a performance grant, or a stock award. Instead, ordinary income generally is required to be recognized on the date the Non-Qualified Stock Option or stock appreciation right is exercised, or in the case of restricted stock units, performance grants, and stock awards, upon the issuance of shares and/or the payment of cash pursuant to the terms of the incentive award. In general, the amount of ordinary income required to be recognized is (a) in the case of a Non-Qualified Stock Option, an amount equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and/or the fair market value of any shares received upon exercise plus the amount of taxes withheld from such amounts, and (c) in the case of restricted stock units, performance grants, and stock awards, the amount of cash and/or the fair market value of any shares received in respect thereof, plus the amount of taxes withheld from such amounts.

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Gain or Loss on Sale or Exchange of Shares

In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2025 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a participant will be required to recognize ordinary income upon such disposition.

Section 409A of the Code

Section 409A of the Code provides certain requirements for deferred compensation arrangements. Awards under the 2025 Plan are designed to be exempt from the application of Section 409A. To the extent that any Award constitutes "deferred compensation" subject to Section 409A, the 2025 Plan and applicable Award Agreements have been designed to comply with the requirements of Section 409A.

Deductibility by Company

The Company is not allowed a deduction in connection with the grant or exercise of an Incentive Stock Option. However, if a participant is required to recognize ordinary income as a result of a disqualifying disposition, we will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a Non- Qualified Stock Option (including an Incentive Stock Option that is treated as a Non-Qualified Stock Option), a stock appreciation right, restricted stock, restricted stock units, performance grants, and stock awards, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by a participant, provided that certain income tax reporting requirements are satisfied.

Performance-Based Compensation

Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly held corporation to certain executives (the five highest paid officers) to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2025 Plan has been designed to allow the Compensation Committee to grant stock options, stock appreciation rights, restricted stock, restricted stock units, and performance grants that qualify under an exception to the deduction limit of Section 162(m) for performance-based compensation.

Canadian Income Tax Information

For Canadian Participants, the 2025 Plan and all Awards granted to them are intended to comply with the requirements of the Income Tax Act (Canada) and applicable provincial income tax legislation. Canadian Participants should consult their own tax advisors regarding the Canadian tax consequences of participating in the 2025 Plan.

Required Vote

The affirmative approval of a majority of the votes cast at the Meeting, excluding abstentions, is required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2025 PLAN AS ATTACHED AS ANNEX B TO THIS INFORMATION CIRCULAR.

Proposal Number Five - Advisory Vote on Frequency of Advisory Vote on Executive Compensation.

The Company is requesting your nonbinding vote on an advisory vote of stockholders to approve the compensation of its named executive officers, as disclosed in the Proxy Statement, should take place every three years, every two years, or every year. For the reasons explained below, the Company is recommending that this advisory vote take place every THREE YEARS.

The Company believes that as a smaller reporting company in the development stage, having an advisory vote on executive compensation every three years would comply with regulatory requirements and minimize the expenses associated with conducting advisory votes.

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Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act. The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

Proposal Number Six - Advisory Vote on Executive Compensation.

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") provides that the Company's stockholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules.

The Company's named executive officers are identified in the Summary Compensation Table, and the compensation of the named executive officers is described on page 20. The Company's executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company's success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

"Resolved, that the compensation of the Company's named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the executive compensation tables and the narrative discussion, is approved."

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Exchange Act. The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

CORPORATE GOVERNANCE

Director Independence

Under Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act, as amended, a director is considered independent if they are not an executive officer or employee of the company and do not have a relationship that, in the view of the company’s board, would interfere with their exercise of independent judgment in carrying out their responsibilities as a director.

Additionally, under Canadian National Instrument 52-110 – Audit Committees ("NI 52-110"), which applies to the Company, an independent director is defined as a director who has no direct or indirect material relationship with the Company. A material relationship is one that, in the opinion of the Board of Directors, could interfere with a director’s ability to exercise independent judgment.

Furthermore, under Item 407(a) of Regulation S-K, if a company is not a listed issuer on a National Exchange, it must disclose the definition of independence used for assessing its directors. In this regard, the Company has applied the independence standards of the NYSE American LLC ("NYSE American"), which require that most of the board of directors be independent.

After reviewing the applicable independence criteria under Schedule 14A, NI 52-110, and NYSE American, the Board of Directors has determined that it does not currently have a director who qualifies as independent under these definitions. As a result, all members of the Board of Directors are considered non-independent under the applicable regulatory frameworks.

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Meetings and Committees of the Board of Directors

Our board of directors held no formal meetings during the year ended March 31, 2024. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware General Corporate Law and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Audit Committee

Composition

Currently, our Audit Committee consists of all three members of our Board of Directors.

Our Board of Directors has determined that it does not have a member who qualifies as an "independent director" as defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act, as amended.

However, our Board of Directors has determined that Mr. Raj-Mohinder Gurm qualifies as an "audit committee financial expert," as defined in Item 407(d)(5)(ii) of Regulation S-K. We believe that the members of our Board of Directors collectively possess the necessary experience to analyze and evaluate our financial statements and to understand our internal controls and financial reporting procedures.

At this stage of our development, given that we have not yet generated any material revenues, we believe that retaining an independent director who qualifies as an "audit committee financial expert" would be unduly costly and burdensome.

Additionally, we currently do not have a nomination committee, compensation committee, or other committees performing similar functions, nor do we have a written nomination or compensation charter. Our Board of Directors believes that the functions of such committees can be adequately performed by the Board as a whole.

The Audit Committee operates under a written charter updated and adopted by the Board of Directors on March 15, 2024, a current copy of which is attached as Annex C to this Information Circular.

During the fiscal year ended March 31, 2024, the Audit Committee:

1.	Reviewed and discussed the audited financial statements with management.

2.	Discussed with the independent auditors the matters required to be discussed under the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

3.

Received the written disclosures and the letter from the independent auditors required by the applicable PCAOB standards regarding communications with the Audit Committee concerning auditor independence. The Audit Committee also discussed the auditors' independence with them.

The Audit Committee has reviewed and discussed the audited annual financial statements with management.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed fiscal year has the Board of Directors failed to adopt a recommendation by the Audit Committee regarding the nomination or compensation of an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed fiscal year, the Company has not relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services) or any exemption under Part 8 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”).

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Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures regarding the engagement of non-audit services. These policies and procedures are detailed under the section "Proposal Number Two - Ratification of Selection of Independent Registered Public Accounting Firm - Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors" in this Information Circular.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company does not have a compensation committee composed of independent directors. In fact, it does not have a compensation committee at all. Instead, these functions are performed by the Board of Directors as a whole, which currently consists of three members. As a result, there is a potential conflict of interest, as board members who are also part of management participate in discussions regarding executive compensation, which may influence management decisions.

Director Nomination

The Company does not have a nominating committee. The full Board of Directors is responsible for identifying and evaluating candidates for board membership.

Stockholder Nomination of Directors

As of the date of this Information Circular, the Company has not made any material changes to the procedures by which stockholders may recommend nominees to the Board of Directors. The Board of Directors does not have a formal policy regarding the consideration of director candidates recommended by stockholders. Additionally, the Company does not have specific or minimum criteria for the election of director nominees, nor does it have a structured process for evaluating such nominees.

Stockholders who wish to recommend candidates for election to the Board of Directors may do so by submitting written recommendations to the Company’s Chief Executive Officer at the address provided on the cover page of this Information Circular. Any such recommendation should include sufficient biographical and professional information to allow the Board to assess the candidate’s qualifications.

Directorships

None of the Company’s executive officers or directors is a director of any company with a class of equity securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company's business activities, systems, and business plan to all new directors. New director candidates have free access to any of the Company's records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Code of Ethics

As of the date of this Information Circular, the Company has not yet adopted a code of ethics. The decision not to implement a code of ethics is primarily due to the Company's status as an early-stage entity with limited operational complexity. Given the current organizational structure with a three-person Board of Directors, the Company believes that the development and implementation of a formal code of ethics may not provide significant benefits at this stage.

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As the Company continues to grow and evolve, it intends to re-evaluate the need for a formal code of ethics and adopt one when it becomes more operationally relevant and advantageous. It is important to note that the absence of a formal code of ethics does not imply a lack of commitment to ethical conduct. The Company's Board of Directors and management are dedicated to conducting business with integrity, honesty, and adherence to all applicable laws and regulations.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company's small size and the Company's stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Stockholder Communication with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board of Directors. Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Raj-Mohinder Gurm, Corporate Secretary, P2 Solar, Inc., 13718 91st Ave, Surrey, British Columbia, V3V 7X1 and identify themselves as a stockholder. The Corporate Secretary will forward all such communications to the Chairperson of the Board for a determination as to how to proceed.

EXECUTIVE OFFICERS

Name	Age	Company Position	Executive Officer Since
Raj-Mohinder Gurm	64	Chief Executive Officer, President, Chief Financial Officer and Corporate Secretary	November 21, 1990

Raj-Mohinder Gurm. Mr. Gurm has been our Chief Executive Officer since November 1990. Mr. Gurm’s core responsibilities include strategic planning and coordinating strategic planning, marketing, and product development. Mr. Gurm obtained a Bachelor of Sciences Degree in Biology from the University of British Columbia in 1983.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The Company currently does not have a compensation committee of the Board of Directors or a committee performing similar functions. It is the view of the Board of Directors of the Company that it is appropriate for the Company not to have such a committee because of the size of the Company and because the Board of Directors as a whole participates in the consideration of executive compensation.

Executive Compensation

The following table sets forth, for the years indicated, all compensation paid, distributed, or accrued for services, including salary and bonus amounts, rendered in all capacities by the Company’s chief executive officer , chief financial officer and all other executive officers; the information contained below represents compensation paid to the Company’s officers for their work related to the Company.

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Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company's named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, ("Named Executive Officers") as of its fiscal year ended March 31, 2024 and 2023.

						Non-Equity	Non-qualified
						Incentive	Deferred
Name and				Stock	Option	Plan	Compensation	All other
Principal		Salary	Bonus	Award(s)	Award(s)	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	(#)	($)	($)	($)
Raj- Mohinder Gurm, CEO	2024	55,520	--	--	0	--	--	--	55,520
	2023	56,600	--	--	0	--	--	--	56,600
	2022	59,734	--	--	0	--	--	--	59,734

Employment Agreements

On April 12, 1999, the Company entered into an employment agreement with Raj-Mohinder Gurm. The employment agreement automatically renews annually. Pursuant to the terms of the employment agreement, Mr. Gurm is entitled to annual compensation of $72,000 CAD at a rate of $6,000 CAD per month plus 4% vacation pay for a total of $6,240 CAD per month. A copy of the employment agreement was filed as Exhibit 10.4 to the Company’s Registration Statement on Form 10-K filed with the Securities and Exchange Commission on July 1, 2005, and is hereby incorporated by reference.

Outstanding Equity Awards at Fiscal Year-End

For the years ended March 31, 2024 and 2023, no director or executive officer has received compensation from the Company pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although the Company anticipates that it may compensate its officers and directors for services to the Company with stock or options to purchase stock, in lieu of cash in the future if warranted.

Equity Compensation Plan Information

The Company currently does not have any equity compensation plans.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which the Company is required to provide a pension, retirement or similar benefits to its directors or executive officers. The Company has no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to its directors or executive officers, except that stock options may be granted from time to time at the discretion of the Board of Directors or a committee thereof.

Potential Payments Upon Termination or Change-in-Control

Other than the court set standards and statutory obligations set out in Employment Standards Act (British Columbia) that apply to the employment agreement with Raj-Mohinder Gurm, the Company has no plans or arrangements in respect of remuneration received or that may be received by its executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

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Director Compensation

As of March 31, 2024, none of the Company’s directors have been compensated for their services as directors of the Company. The Company has no formal plan for compensating its directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of the common stock of the Company as awarded by our Board of Directors or any compensation committee that may be established.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

Other than as disclosed below, none of the following events has occurred during the past ten years and is material to an evaluation of the ability or integrity of any director, person nominated to become a director or executive officer of the Company:

1.

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such a person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such a person was the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)	Engaging in any type of business practice; or

(c)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3(a) above of this section, or to be associated with persons engaged in any such activity;

5.

Such a person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such a person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

(a)	Any Federal or State securities or commodities law or regulation;

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(b)

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On March 6, 2015, the Company received a cease trade order from the British Columbia Securities Commission for failure to file records required as an OTC reporting issuer, as defined by Canadian Multilateral Instrument 51-105 Issuers Quoted in the U.S. Over-the-Counter Markets. On November 24, 2022, the Company received a partial revocation order from the British Columbia Securities Commission, permitting the Company to conduct a private placement of an amount of up to $110,000 CAD by way of the issuance of debt securities that are convertible into common shares at $0.03 CAD per share (the “Offering”). Management of the Company filed the Company’s audited financial statements and paid all outstanding fees to the British Columbia Securities Commission and applied to have the cease trade order fully revoked in September of 2023. On January 22, 2025, the British Columbia Securities Commission lifted the cease trade order.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires officers and directors of the Company and persons who own more than 10% of the outstanding shares of the common stock of the Company to file reports of ownership and changes in ownership concerning their shares of the common stock of the Company with the SEC and to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to disclose delinquent filings of reports by such persons.

Based solely on the copies of such reports and amendments thereto received by the Company, or written representations that no filings were required, management of the Company believes that all Section 16(a) filing requirements applicable to the executive officers and directors of the Company and 10% stockholders were met for the year ended March 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Other than as disclosed below, since the commencement of the fiscal year ended March 31, 2023, there were no material transactions, or series of similar transactions, during the Company’s last fiscal year, or any currently proposed transactions, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the small business issuer’s total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to management of the Company to own of record or beneficially more than five percent of any class of the common stock of the Company, or any member of the immediate family of any of the foregoing persons, had an interest.

During the year ended March 31, 2024, and March 31, 2023, the Company incurred management salary to its Chief Executive Officer of $55,520 and $56,600, respectively. As of March 31, 2024, and March 31, 2023, the accrued management salary was $692,689 and $635,477, respectively. As of March 31, 2024, and March 31, 2023, the total amount due to its Chief Executive Officer was $741,901 and $676,706, respectively.

During the year ended March 31, 2024, and March 31, 2023, the Chief Executive Officer of the Company advanced $67,381 and $16,629 to the Company to support operating cost and was repaid of $56,549 and $18,995, respectively. As of March 31, 2024, and March 31, 2023, the amount due to another Director of the Company of $1,255 and $1,256, respectively.

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On February 22, 2023, the Company bought all outstanding shares of Futricity Solar, Inc. (“Futricity”), and it became a wholly owned subsidiary of P2 Solar. Futricity was wholly owned by a Director and Officer of the Company. The purchase price is equal to 25% of the future operating income of Futricity for the next five years calculated annually to be paid in cash annually for the next five years, payable on April 30th every year starting in 2024 with the last payment to be due on April 30, 2028. Futricity is an installer of rooftop and ground mount solar systems for both residential and commercial properties.

Review, Approval or Ratification of Transactions with Related Persons

The Company does not have a specific policy or procedure for the review, approval, or ratification of any transaction involving related persons. The Company has historically sought and obtained funding from officers, directors, and family members as these categories of persons are familiar with the management of the Company and often provide better terms and conditions than the Company can obtain from unassociated sources. Management also believes that having specific policies or procedures of this type would be ineffective given the size of the Board of Directors of the Company at this time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company's common stock owned beneficially as of March 11, 2025 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the Company's voting securities, (ii) each of the Company's directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown. The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock(1)
$.001 Par Value Common Stock	Raj-Mohinder S. Gurm (2) 3718 91st Avenue Surrey, BC, Canada V3V 7X1	54,012,094	42,526%
$.001 Par Value Common Stock	Hans Edblad (3) 20 Sara Lane Cold Stream, BC, Canada	243.907	0.185%
$.001 Par Value Common Stock	Sham Dhari (3) 9620 Seameadow Street Richmond, BC, Canada	730,000	0.575%
Common Stock	All directors & executive officers as a group	54,986.001	43.286%

Notes:

(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock outstanding as of March 11, 2024. As of March 11, 2025, there were 127,009,013 shares of our common stock issued and outstanding.

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(2)	Mr. Gurm is an officer and a director of the Company and the only person who owns more than five percent (5%) of any class of the Company's voting securities.
(3)	Non-officer director owning less than 1%.

VOTING SECURITIES

The authorized share capital of the Company is 505,000,000 shares of which 500,000,000 of those shares are common stock with a $0.001 par value per share, and 5,000,000 of those shares are preferred stock with a par value of $0.001 per share.

As of March 11, 2025, there were 127,009,013 shares of the Company's common stock issued and outstanding, each of which carries the right to one vote on all matters that may come before the Meeting. As of March 11, 2025, no shares of the Company’s preferred stock were issued and outstanding.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Exchange Act, as amended. The Company files reports, proxy statements and other information with the SEC. The SEC maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, is available online at: https://www.sec.gov/Archives/edgar/data/1172069/000164033424001124/ptos_10k.htm . Our Annual Report does not constitute a part of the proxy soliciting material. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2024, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to P2 Solar, Inc., 13718 91st Ave, Surrey, British Columbia, V3V 7X1, Attention: Corporate Secretary. Copies also may also be obtained through the SEC's web site at www.sec.gov, and Canadian Securities Regulator’s SEDAR web site at www.sedarplus.ca.

BY ORDER OF THE BOARD OF DIRECTORS OF P2 SOLAR, INC.

Date: March 15, 2025
/s/ Raj-Mohinder Gurm
Raj-Mohinder Gurm Chief Executive Officer, and President

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ANNEX “A”

BYLAWS

OF

P2 SOLAR, INC.

(Delaware Corporation)

ii

iii

iv

BYLAWS OF P2 SOLAR, INC.

ARTICLE I - OFFICES

Section 1.01 Registered Office. The registered office of P2 Solar, Inc. (the “Company”) will be fixed in the Certificate of Incorporation of the Company (the “Certificate of Incorporation”).

Section 1.02 Other Offices. The Company may have other offices, both within and without the State of Delaware, as the board of directors of the Company (the “Board”) from time to time shall determine or the business of the Company may require.

ARTICLE II -MEETINGS OF THE STOCKHOLDERS

Section 2.01 Place of Meetings. Meetings of stockholders may be held in person, virtually, or as hybrid meetings, as determined by the Board and stated in the notice of meeting, provided that stockholders participating remotely must have an opportunity to vote and participate as required under DGCL §211.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these bylaws shall be held at such date, time, and place, if any, as determined by the Board and stated in the notice of the meeting.

Section 2.03 Special Meetings.

(a)	Purpose. Special meetings of the stockholders may only be called:

(i)	by the Board; or

(ii)	by the Secretary (as defined in Section 4.01), upon the written request of stockholders holding at least 15% of the outstanding shares entitled to vote.

(b)

Notice. A request to the Secretary shall be delivered to him or her at the Company’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

(i)	a brief description of each matter of business desired to be brought before the special meeting;

(ii)	the reasons for conducting such business at the special meeting;

(iii)

the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment).

(c)

Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board from submitting matters to the stockholders at any special meeting requested by stockholders.

(d)

Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. The Board shall call a special meeting requested by stockholders unless prohibited by applicable law or the request is substantially duplicative of matters already acted upon in the past 90 days.

The Board may not deny a properly requested special meeting based solely on its discretionary judgment., as amended and the rules and regulations promulgated thereunder.

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(e)

Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board, in its discretion, may cancel the special meeting.

Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Company not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the Company and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (“DGCL”). Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The Company shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Company registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Company. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Company shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

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Section 2.07 Quorum. The presence, in person or by proxy, of one-third of outstanding shares entitled to vote shall constitute a quorum unless otherwise required by law or the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Organization. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in his or her absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in his or her absence or inability to act, the officer or director whom the Board shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board or prescribed by the chair of the meeting, may include, without limitation, the following:

(a)	the establishment of an agenda or order of business for the meeting;

(b)	the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c)	rules and procedures for maintaining order at the meeting and the safety of those present;

(d)

limitations on attendance at or participation in the meeting to stockholders of record of the Company, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e)	restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f)	limitations on the time allotted to questions or comments by participants.

Section 2.09 Voting; Proxies.

a.

General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

b.

Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Directors in uncontested elections shall be elected by a majority of votes cast; contested elections shall be determined by plurality vote. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

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c.

Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

d.

Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be in a writing executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction of the proxy authorized by this Section 2.09(d) may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board shall, appoint one or more inspectors, who may be employees of the Company, to act at the meeting or any adjournment thereof and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a)	ascertain the number of shares outstanding and the voting power of each;

(b)	determine the shares represented at the meeting and the validity of proxies and ballots;

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(c)	count all votes and ballots;

(d)	determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)	certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11 Fixing the Record Date.

(a)

In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than twenty days before the date of such meeting. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

(b)

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 2.12 Advance Notice of Stockholder Nominations and Proposals.

(a)	Annual Meetings.

(i)

Nominations and Proposals. Nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may only be made at an annual meeting of stockholders:

a.	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board or any committee thereof; or

b.	otherwise properly brought before the meeting by or at the direction of the Board or any committee thereof; or

c.

by any stockholder of the Company who (A) is a stockholder of record both at the time of giving notice and at the time of the annual meeting, (B) is entitled to vote at the meeting, and (C) complies with the requirements of this Section 2.12(a).

The foregoing clause (c) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an annual meeting of stockholders.

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(ii)

Advance Notice Period. o be considered timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not earlier than 120 days and not later than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that:

a.

If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not later than the 10th day following the date on which public announcement of the date of the meeting is first made by the Company.

b.	The Board, in its discretion, may extend this deadline in the event of extraordinary circumstances..

(iii)	Form of Notice. To be in proper form, such stockholder’s notice, whether given pursuant to Section 1.12(a)(ii) for annual meetings, or Section 1.12(b) for special meetings, shall set forth:

a.	As to each individual whom the stockholder proposes to nominate for election or reelection as a director,

A.	Full name, age, business and residence address,

B.	Number of shares of Common Stock beneficially owned and acquisition details,

C.	A statement regarding whether the nominee is independent under applicable stock exchange listing standards and other relevant governance rules,

D.	A description of all direct and indirect compensation and agreements between the nominee and the proposing stockholder or any Stockholder Associated Person (as defined below),

E.	All other information required under Regulation 14A under the Exchange Act, including a written consent by the nominee to be named in the proxy statement and to serve if elected, and

F.	Any other information reasonably requested by the Company to assess the nominee’s independence or potential conflicts of interest;

b.	As to any other business other than a nomination of a director that the stockholder proposes to bring before the meeting:

A.	A brief description of the proposed business and the reasons for proposing it,

B.	Any material interest of the stockholder and any Stockholder Associated Person in the proposal.

C.	The text of any resolutions proposed for consideration.

c.	As to the stockholder giving the notice and any Stockholder Associated Person:

A.	Name and address as they appear on the Company’s books.

B.	Number of shares of Common Stock owned (both beneficially and of record).

C.	Disclosure of any Derivative Instruments, options, warrants, or other financial instruments related to the Company’s stock.

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D.	Any agreements, arrangements, or understandings relating to the proposal or nomination.

E.	Any rights to dividends or other separable rights associated with Common Stock.

F.	A description of any performance-related fees based on changes in the Company’s stock price.

(iv)	Supplemental Information Requirement. Stockholders shall update and supplement the information required by this Section within five (5) business days if there are any material changes before the record date or meeting date.

(v)	Changes in Board Composition. If the Board increases or decreases the number of directors after the deadline for nominations has passed, and there is no public announcement of such change at least 100 days before the first anniversary of the prior year’s annual meeting, a stockholder’s notice regarding nominees for new positions created by such increase shall be considered timely only if delivered within 10 days following such public announcement.

(vi)	Stockholder Holding Period Requirement. To be eligible to submit a nomination for director at an annual or special meeting, a stockholder (or a group of up to 20 stockholders) must have continuously held beneficial ownership of at least 1% of the Company’s outstanding Common Stock for a period of not less than one (1) year as of both (A) the date of providing notice of such nomination and (B) the record date for determining stockholders entitled to vote at the meeting.

(b)

Special Meetings of Stockholders. Only business specified in the Company’s notice of meeting shall be conducted at a special meeting of stockholders. Nominations of directors at a special meeting may only be made if the Board has determined that directors will be elected at such meeting, and only by:

a.	The Board of Directors or any committee thereof; or

b.	A stockholder who was a stockholder of record both at the time of notice and at the time of the special meeting, is entitled to vote, and complies with this Section 2.12.

Stockholder nominations must be submitted in writing not earlier than 120 days prior to the special meeting and not later than the 90th day prior to the meeting or the 10th day following the public announcement of the special meeting date.

A postponement or adjournment of a special meeting shall not reset the advance notice deadline.

(c)

Rule 14a-8. This Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Company of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting.

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(d)	General.

(i)

To be eligible to be a nominee for election or reelection as a director of the Company, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.13 of these Bylaws) to the Secretary at the executive offices of the Company a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person

a.	is not and will not become a party to,

A.

any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company, or

B.	any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law,

b.

is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein,

c.

in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company publicly disclosed from time to time, and

d.	will abide by the requirements of any resignation policy in connection with the majority voting policies of the Company, if applicable.

(ii)

Upon written request by the Secretary or the Board or any committee thereof, any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting stockholders shall provide, within five business days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board or any committee thereof or any authorized office of the Company, to demonstrate the accuracy of any information submitted by the stockholder or proposed nominee pursuant to this Section 2.12. If a stockholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 2.12.

(iii)

Only such individuals who are nominated in accordance with this Section 2.12 shall be eligible for election as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 2.12. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 2.12 and, if any proposed nomination or business is not in compliance with this Section 2.12, to declare that such defective proposal or nomination shall be disregarded.

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(iv)

Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.13, provided however, that any references in this Section 2.12 to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.12(a)(i)(c) or Section 2.12(b). Nothing in this Section 2.12 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

(v)	For the purposes of this Section 2.12, the terms below shall have the following meanings:

a.	“Stockholder Associated Person” of any stockholder shall mean:

A.	any person controlling, directly or indirectly, or acting in concert with, such stockholder,

B.	any beneficial owner of shares of Common Stock of the Company owned of record or beneficially by such stockholder, and

C.	any person controlling, controlled by or under common control with such Stockholder Associated Person;

b.	the “date of mailing of the notice” shall mean the date of the proxy statement for the solicitation of proxies for election or directors;

c.	“public announcement” shall mean disclosure:

A.	in a press release reported by a national news service, or

B.	in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act; and

d.

“Affiliate” of a specified person means a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the specified person, and, with respect to any investment company (as defined in the Investment Company Act of 1940, whether or not exempt from registration thereunder), shall also include all other investment companies managed by the same investment adviser or any of its Affiliates.

Section 2.13 Stockholder Access to Company’s Proxy Statement for Director Elections.

(a)

Election of Directors. Whenever the Company solicits proxies with respect to an election of directors at an annual or special meeting (an “Election”), it shall include in its proxy statement and on its proxy card, in addition to individuals nominated by the Board, up to the Permitted Number of individuals nominated in compliance with these Bylaws by one or more Eligible Stockholders (such right of inclusion being referred to as “Access”, and each nominee referred to as an “Access Nominee”).

Any Eligible Stockholder seeking to have its nominee included in the Company’s proxy statement and on the Company’s proxy card shall:

(i)	Comply with all provisions of these Bylaws applicable to stockholder nominations;

(ii)	Provide timely written notice to the Secretary of the Company no later than the Advance Notice Date specified in Section 2.12;

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(iii)	Confirm compliance with Rule 14a-19 under the Exchange Act, including the 60-day advance notice and 67% minimum solicitation requirement;

(iv)	Submit all required disclosures, including:

a.	The information set forth in Section 2.12;

b.	The questionnaire and representation required by Section 2.12(c)(1);

c.	A written undertaking as required under subsections (d) and (e) below;

d.	A stockholder statement (if any) not exceeding 500 words in compliance with SEC Rule 14a-9.

The Company may exclude any nominee if:

(i)	The nominee fails to meet the requirements of these Bylaws;

(ii)	The Company, in good faith, determines that the nominee’s statements are materially false or misleading;

(iii)	The nominee would violate any law, rule, or stock exchange listing standard.

The Company shall not be required to provide Access if:

(i)	The Permitted Number of nominees has already been reached;

(ii)	Any stockholder submits a competing nomination outside of Access under Section 2.12.

(b)	Definitions.

(i)	“Permitted Number” means one (1) seat on the Board, reduced by:

•	Any nominees submitted outside of Access;

•	Any Access Director serving for less than six years.

(ii)	“Eligible Stockholder” means a stockholder that:

•	Has continuously held at least 5% of the Company’s outstanding Common Stock for at least one year before the Advance Notice Date;

•	Does not hold synthetic equity (e.g., derivatives, swaps) that reduces economic ownership;

•	Does not have borrowed or loaned shares that distort true ownership.

(iii)	“Beneficial Ownership” means full voting and economic rights over shares.

(iv)	“Economic Interest” means the ability to profit or share in gains or losses derived from the security.

(v)	“Affiliate” is defined in Section 2.12(d)(v)(d).

(c)

Limitation on Nominees by Eligible Stockholders. Each Eligible Stockholder, along with its Affiliates, may nominate only one (1) nominee per election cycle. If multiple nominations exceed the Permitted Number, the nominee submitted by the stockholder with the largest Beneficial Ownership shall receive Access.

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(d)

Delivery of Undertaking by Eligible Stockholders. Each Eligible Stockholder nominating an Access Nominee must execute a written undertaking, delivered to the Company’s Secretary no later than the Advance Notice Date, stating that it and its Affiliates:

(i)	Will not sell shares below the Required Interest before the Election;

(ii)	Will comply with all Bylaws and applicable laws in connection with the nomination;

(iii)	Will indemnify the Company against any liability related to its nomination;

(iv)	Will only use the Company’s proxy card to solicit votes;

(v)	Will file all solicitation materials under Schedule 14A with the SEC;

(vi)	Will not nominate another candidate or acquire additional shares exceeding 10% for at least one year after the Election.

(e)	Delivery of Undertaking from Nominee of Eligible Stockholder. Each Access Nominee must provide a signed undertaking, no later than the Advance Notice Date, agreeing to:

(i)	Resign from the Board if any information provided by the Eligible Stockholder is materially false or misleading;

(ii)	Abide by the Company’s governance, ethics, and conflict of interest policies;

(iii)	Be fully Independent, as defined under SEC and stock exchange rules;

(iv)	Commit to serving in good faith and without obligations to the nominating stockholder.

(f)

Consideration by the Governance and Sustainability Committee. The Governance and Sustainability Committee shall determine whether the Access Nominee is Independent and may, in its discretion, recommend whether the Board should nominate the Access Nominee. If the Board includes the nominee in its slate, the Access Nominee shall be deemed a Board nominee, and Access shall not apply. If the Board declines to nominate the Access Nominee, the Company shall include the nominee as an Access Nominee, subject to all conditions of this Section 2.13.

(g)	Failure to Comply with Rule 14a-19. If a stockholder:

(i)	Fails to meet the 67% solicitation requirement;

(ii)	Withdraws or ceases solicitation efforts;

(iii)	Fails to file proxy solicitation materials with the SEC;

(iv)	Then:

(v)	The Company shall disregard any proxies or votes solicited for that nominee;

(vi)	The chairman of the meeting shall have full discretion to declare the nomination invalid.

(h)

Exclusive Method for Inclusion. This Section 2.13 shall be the exclusive method for stockholders to include director nominees in the Company’s proxy materials and shall not limit stockholder rights under Rule 14a-8 or any applicable law.

Section 2.14 Action by Written Consent. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting by the written consent of shareholders holding at least the minimum number of votes necessary to authorize such action at a meeting.

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ARTICLE III – BOARD OF DIRECTORS

Section 3.01 General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board. The Board may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Company.

Section 3.02 Number; Term of Office. The Board shall consist of not less than one director and not more than nine directors, as determined by the Board. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. Directors may serve staggered terms if permitted by the Certificate of Incorporation.

Section 3.03 Qualification. No director need be a stockholder of the Company.

Section 3.04 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board, shall be filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

Section 3.05 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Company. Such resignation shall take effect at the date of receipt of such notice by the Company or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

Section 3.06 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, any director or the entire Board may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote at an annual or special meeting of stockholders called for that purpose.

If the Company has a classified Board, a director may be removed only for cause, unless otherwise provided in the Certificate of Incorporation.

Section 3.07 Fees and Expenses. Directors shall receive such reasonable compensation or other benefits (including stock-based compensation, options, or deferred compensation plans) for their services on the Board and committees as determined by the Board.

The Company shall reimburse directors for actual, reasonable expenses incurred in connection with attending Board or committee meetings.

Section 3.08 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places as may be determined from time to time by the Board.

Section 3.09 Special Meetings. Special meetings of the Board may be held in person or by electronic communication at such times and places as determined by the Chief Executive Officer, Secretary, or any Director. At least 48 hours' notice shall be given (1) personally, (2) by telephone, (3) by facsimile, (4) by electronic mail, or (5) by other electronic transmission, or at least three days’ notice if given by mail.

Section 3.10 Manner of Participation. Directors may participate in meetings of the Board or committees by means of video conference, conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws. Participation by a director in a meeting pursuant to this Section 3.10 shall constitute presence in person at such meeting.

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Section 3.11 Adjourned Meetings. A majority of the directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.12 Notices. Subject to Section 3.08, Section 3.09, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these bylaws, such notice shall be deemed given effectively if given in person or by director in person, by telephone, or by facsimile, electronic mail or other form of electronic communication, sent to his or her business or home address. Such notice shall be deemed to be delivered when hand-delivered to such address; read to such director by telephone; deposited in the mail so addressed, with postage thereon prepaid, if mailed; or dispatched or transmitted if sent by facsimile transmission or by electronic mail or other form of electronic communication. Except as otherwise required by law, by the Certificate or by these By-laws, neither the business to be transacted at, nor the purpose of, any regular or special Board or committee meeting need be specified in any notice.

Section 3.13 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 3.14 Organization. At each regular or special meeting of the Board, the Chair of the Board, or in his or her absence, the Chief Executive Officer or, in his or her absence, another director or officer selected by the Board shall preside. The Secretary shall act as secretary at each meeting of the Board. If the Secretary is absent from any meeting of the Board, an assistant secretary of the Company shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Company, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.15 Quorum of Directors. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

Section 3.16 Action by Majority Vote. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board.

Section 3.17 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, action required or permitted to be taken at any meeting of the Board or a committee thereof may be taken without a meeting if all directors or committee members consent thereto in writing or by electronic transmission. Such written or electronic consent shall be filed with the minutes of the Board or committee in paper or electronic form..

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Section 3.18 Chair of the Board. The Board shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board shall determine. Except as otherwise provided in these bylaws, the Chair of the Board shall preside at all meetings of the Board and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board.

Section 3.19 Director Confidentiality.

(a)

Duty of Confidentiality. Directors shall maintain the strict confidentiality of all non-public, proprietary, or sensitive information concerning the Company and its business. Directors shall not disclose, use, or permit access to confidential information except as required for legitimate corporate purposes or as authorized by the Board.

(b)	Scope of Confidential Information. Confidential information includes, but is not limited to:

•	Financial data and projections.

•	Business strategies, mergers, acquisitions, and trade secrets.

•	Material non-public information related to stock, transactions, or executive decisions.

•	Legal, regulatory, and compliance matters.

•	Board and committee discussions, minutes, and decisions.

•	Employee, customer, and vendor information.

(c)

Obligation Continues After Termination. The duty of confidentiality shall survive a director’s departure from the Board. Former directors shall not use or disclose confidential information after ceasing to serve, except as required by law. Upon leaving office, directors shall execute a written reaffirmation of their confidentiality obligations. Failure to sign shall not release them from their duties.

(d)

Insider Trading Restrictions. Directors shall comply with all insider trading laws and corporate policies regarding material non-public information. Directors shall not trade in the Company’s securities or advise others to do so while in possession of such information.

(e)	Enforcement & Remedies. Any violation of this Section 3.21 may result in removal from the Board, legal action, or financial penalties, as determined by the Board.

ARTICLE IV - OFFICERS

Section 4.01 Positions, Election and Enumeration. The officers of the Company shall be elected by the Board and shall include a Chief Executive Officer, a Chief Financial Officer, and a Secretary. The Board may, in its discretion, elect or appoint additional officers, including one or more Vice Presidents, Assistant Treasurers, Assistant Secretaries, or other officers, as necessary or advisable for the proper conduct of the Company’s business. The same person may hold two or more offices, except that the offices of Chief Executive Officer and Secretary may not be held by the same person if required by applicable law. The compensation of all officers shall be determined by the Board or a designated committee thereof..

Section 4.02 Term.

(a)	Term. Each officer shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal.

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(b)	Removal. Any officer may be removed at any time, with or without cause, by a majority vote of the Board. An officer may be removed immediately for cause, including but not limited to:

(i)	Breach of fiduciary duty;

(ii)	Fraud, dishonesty, or criminal misconduct;

(iii)	Violations of corporate policies regarding insider trading, harassment, or conflicts of interest.

(c)	Contractual Rights.

(i)	On Removal. The removal of an officer shall not affect any contractual rights that such officer may have with the Company.

(ii)	On Election of Appointment. The election or appointment of an officer shall not, in itself, create contractual rights.

(d)	Resignation.

(i)	Resignation Notice. Any officer may resign at any time by delivering written notice to the Chief Executive Officer, Secretary, or Board.

(ii)	Effective Date. Such resignation shall take effect immediately or at the specified effective date, and acceptance of the resignation shall not be required to make it effective.

(e)	Vacancy. In the event of a vacancy, the Board may appoint a successor for the unexpired portion of the term.

Section 4.03 Qualification. No officer shall be required to be a stockholder or director of the Company.

Section 4.04 Chief Executive Officer. The Chief Executive Officer shall have general supervision, direction, and control of the business and affairs of the Company, subject to the control of the Board.

The Chief Executive Officer shall:

(a)	Perform all duties customary to the position of Chief Executive Officer.

(b)	Execute contracts and agreements on behalf of the Company, except where the Board has reserved such authority.

(c)	Appoint and remove subordinate officers, employees, and agents, subject to Board oversight.

(d)	Have such other powers and duties as may be prescribed by the Board.

Section 4.05 Vice Presidents. Each Vice President shall perform such duties as may be assigned by the Board, the Chief Executive Officer, or these Bylaws.

(a)	A Vice President designated by the Board shall perform the duties of the Chief Executive Officer in the event of the CEO’s absence, disability, or refusal to act.

(b)	The Board may specify different ranks (e.g., Executive Vice President, Senior Vice President).

Section 4.06 Chief Financial Officer. The Chief Financial Officer shall be the principal financial and accounting officer of the Company and shall:

(a)	Have custody of the Company’s funds and securities, except as otherwise directed by the Board.

(b)	Keep accurate records of all financial transactions in books belonging to the Company.

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(c)	Deposit all moneys and valuable effects in the Company’s name in designated depositories.

(d)	Disburse funds as directed by the Board or Chief Executive Officer, taking proper vouchers.

(e)	Provide the Board and Chief Executive Officer with financial reports and statements, when required. The Board may designate a separate Treasurer to assist the Chief Financial Officer.

Section 4.07 Secretary. The Secretary shall:

(a)	Maintain accurate minutes of stockholder and Board meetings.

(b)	Certify corporate records, resolutions, and actions.

(c)	Give notice of all stockholder and Board meetings.

(d)	Have custody of the corporate seal and affix it to official documents when necessary.

(e)	Authenticate records of the Company as required by law.

The Board may appoint an Assistant Secretary, who shall perform the Secretary’s duties in their absence.

Section 4.08 Other Officers. Such other officers as the Board may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to any other officer of the Company the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.09 Acting Officers & Temporary Delegation. In case of the absence, disability, or refusal to act of any officer, the Board or Chief Executive Officer may delegate the powers and duties of such officer to any other officer or director, on a temporary basis. Any delegation under this section shall not extend beyond the next Board meeting, unless ratified by the Board.

Section 4.10 Fidelity Bonds & Indemnification. The Board may require any officer, agent, or employee to provide a fidelity bond in an amount determined by the Board. The Company shall indemnify officers to the fullest extent permitted under DGCL §145 and as set forth in Article V (Indemnification).

Section 4.11 Duty of Confidentiality.

(a)

Duty of Confidentiality. Each officer shall maintain the strict confidentiality of all non-public, proprietary, or sensitive information related to the Company and its business. Officers shall not disclose, use, or permit access to confidential information except as required for legitimate corporate purposes or as authorized by the Board.

(b)	Scope of Confidential Information. Confidential information includes, but is not limited to:

•	Financial data and projections.

•	Business plans, strategies, and trade secrets.

•	Material non-public Information related to stock, transactions, or mergers.

•	Legal, regulatory, and compliance matters.

•	Board discussions, minutes, and decisions.

•	Employee, customer, and vendor data.

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(c)

Obligation Continues After Termination. The duty of confidentiality shall survive an officer’s departure from the Company. Former officers shall not use or disclose confidential information after ceasing to hold office, except as required by law. Upon leaving office, officers shall execute a written reaffirmation of their confidentiality obligations. Failure to sign shall not release them from their duties.

(d)

Insider Trading Restrictions. Officers shall comply with all insider trading laws and corporate policies regarding material non-public information. Officers shall not trade in the Company’s securities or advise others to do so while in possession of such information.

(e)	Enforcement & Remedies. Any violation of this Section 4.11 may result in disciplinary action, including removal from office, legal action, or financial penalties, as determined by the Board.

ARTICLE V – COMMITTEES OF THE BOARD

Section 5.01 General Provisions. The Board may designate one or more committees, each to consist of one or more directors. The Board may designate alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

Section 5.02 Powers. Each committee shall have the authority granted to it by the Board, except that no committee shall have authority to:

(a)	Approve or adopt any action that requires stockholder approval;

(b)	Adopt, amend, or repeal any provision of the Bylaws;

(c)	Fill vacancies on the Board or on any committee;

(d)	Approve a merger, consolidation, dissolution, or sale of substantially all assets of the Company;

(e)	Declare dividends, unless expressly authorized by the Board.

Section 5.03 Audit Committee. The Board may designate an Audit Committee consisting of one or more directors, as determined by the Board. Until an Audit Committee is designated, the full Board shall act as the Audit Committee.

If an Audit Committee is established, it shall:

(a)	Oversee the Company’s financial reporting and internal controls.

(b)	Review and discuss with management and external auditors the Company’s annual and quarterly financial statements.

(c)	Select, compensate, and oversee the work of the independent auditor.

(d)	Monitor compliance with legal and regulatory requirements related to financial reporting.

The Audit Committee shall meet at least once per fiscal quarter to review the Company’s financial results and discuss any issues with management or auditors.

The Board may establish requirements for committee membership, including director independence requirements, if applicable.

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Section 5.04 Compensation and Nominating & Governance Committees. The Board may designate a Compensation Committee and a Nominating & Corporate Governance Committee, each consisting of one or more directors, as determined by the Board. Until such committees are designated, the full Board shall assume their responsibilities.

(a)	Compensation Committee. If designated, the Compensation Committee shall:

(i)	Review and approve the compensation policies for executive officers.

(ii)	Administer the Company’s equity compensation plans.

(iii)	Oversee performance evaluations and executive succession planning.

Until a Compensation Committee is established, the full Board shall:

(i)	Determine and approve executive officer compensation, including salary, bonuses, and stock options.

(ii)	Engage external advisors, if necessary, to assist with compensation matters.

(b)	Nominating & Corporate Governance Committee. If designated, the Nominating & Corporate Governance Committee shall:

·

•	Identify and evaluate candidates for election to the Board.

•	Oversee the Company’s corporate governance policies and procedures.

•	Conduct periodic reviews of Board performance and composition.

Until a Nominating & Corporate Governance Committee is established, the full Board shall:

•	Nominate candidates for director elections.

•	Review and recommend governance best practices.

Section 5.05 Committee Meetings & Quorum. Unless otherwise provided by the Board:

(a)	A majority of committee members shall constitute a quorum.

(b)	The vote of a majority of the members present at a meeting shall be the act of the committee.

(c)	Minutes of committee meetings shall be maintained and reported to the Board.

Section 5.06 Committee Chairpersons & Procedures. The Board shall appoint a Chair for each committee. The Chair shall:

(a)	Set meeting agendas

(b)	Report to the Board on committee activities

(c)	Ensure compliance with governance best practices

Committees may adopt their own rules and procedures as long as they comply with these Bylaws and any applicable Committee Charter.

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Section 5.07 Review & Oversight of Committees. The Board shall periodically:

(a)	Review each committee’s performance and effectiveness

(b)	Assess the need for new committees or modifications to existing ones

(c)	Ensure compliance with legal and stock exchange requirements

Section 5.08 Committee Charters. The Board may adopt, amend, or repeal charters for any committee, setting forth the powers, duties, and responsibilities of such committees, provided that no such charter shall conflict with the Certificate of Incorporation, these Bylaws, or applicable law. Each committee, unless the Board determines otherwise, shall:

(a)	Operate in accordance with a written charter approved by the Board.

(b)	Conduct an annual review of its charter and recommend changes, if necessary.

(c)	Report regularly to the Board on its activities, findings, and recommendations.

ARTICLE VI - INDEMNIFICATION

Section 6.01 Indemnification. The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended to expand the scope of such indemnification, any person (an “Indemnified Person”) who was or is made, or is threatened to be made, a party to or is otherwise involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom they are the legal representative, is or was serving in a Corporate Capacity, including:

(a)	as a director, officer, employee, or agent of the Company; or

(b)

at the request of the Company, as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans.

Indemnification rights shall also extend to key employees designated by the Board, including but not limited to the General Counsel and Chief Compliance Officer, unless prohibited by law.

Such indemnification shall apply against all liability and loss, including judgments, fines, penalties, settlements, and reasonable expenses (including attorneys’ fees), actually and reasonably incurred by such person in connection with the Proceeding.

However, indemnification shall not apply to proceedings initiated voluntarily by such person unless specifically authorized by the Board.

Section 6.02 Advancement of Expenses. The Company shall, upon request, advance reasonable expenses (including attorneys’ fees) incurred in defending any Proceeding, before its final disposition, to any Indemnified Person, upon receipt of an undertaking to repay such amounts if a court of competent jurisdiction ultimately determines the person is not entitled to indemnification.

The Company may impose conditions on advancement, including a determination by the General Counsel or Board that the requested advancement is appropriate under the circumstances.

Section 6.03 Non-Exclusivity of Rights. The rights provided in this ARTICLE VI shall not be exclusive of any other rights to which any person may be entitled under the Certificate of Incorporation, these Bylaws, any agreement, vote of stockholders or disinterested directors, or applicable law.

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The Company may enter into contracts with any Indemnified Person to provide indemnification and advancement rights beyond those expressly provided herein, to the fullest extent not prohibited by law.

Section 6.04 Other Indemnification. The Company’s obligation, if any, to indemnify any person serving at its request in another entity (including as a director, officer, employee, or agent) shall be reduced by any indemnification or insurance proceeds actually received from such other entity in connection with the same matter.

Section 6.05 Insurance. The Company shall have the power to purchase and maintain insurance on behalf of any Indemnified Person against any liability incurred in such capacity, whether or not the Company would have the power to indemnify such person under the DGCL.

The Company may enter into self-insurance arrangements, create indemnification trusts, or use other financial mechanisms to fund indemnification obligations.

Section 6.06 Repeal, Amendment, or Modification. No amendment, repeal, or modification of this ARTICLE VI shall adversely affect the rights of any person in respect of any act or omission occurring prior to such amendment, repeal, or modification.

Any reduction or elimination of indemnification rights shall not apply retroactively to individuals covered under these provisions at the time of the act or omission.

Section 6.07 Contribution. If the indemnification provided under this ARTICLE VI is unavailable for any reason other than the explicit exceptions contained herein, the Company, to the fullest extent permitted by law, shall contribute to the payment of any amounts incurred by an Indemnified Person in connection with any Proceeding in proportion to the relative benefits received by the Company and the Indemnified Person, or if such allocation is not permitted by law, in such proportion as is appropriate to reflect relative fault and other equitable considerations.

This contribution obligation shall apply whether or not the Indemnified Person has initiated the Proceeding.

Section 6.08 Indemnification of Witnesses. To the fullest extent permitted by law, the Company shall indemnify any Indemnified Person who is not a party to a Proceeding but is required or requested to participate as a witness by reason of their Corporate Capacity, against all reasonable expenses (including attorneys’ fees and costs) actually incurred in connection with providing testimony or producing evidence.

Section 6.09 Successors and Benefit of Indemnification. The indemnification and advancement rights under this ARTICLE VI shall continue for an Indemnified Person even if such person has ceased to serve in the applicable capacity.

Additionally, such rights shall inure to the benefit of the heirs, executors, administrators, and legal representatives of such Indemnified Person.

Section 6.10 Priority of Indemnification and Subrogation.

(a)

Primary Obligation: If an Indemnified Person is entitled to indemnification or advancement of expenses from any other entity (e.g., insurance policy, employer, or affiliate), the Company shall be the primary indemnitor, unless such other entity has expressly agreed in writing to provide primary indemnification.

(b)

Subrogation Rights: If the Company makes any payment under this ARTICLE VI, it shall be subrogated to the extent of such payment to any right of recovery the Indemnified Person may have against any third party.

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Section 6.11 Severability. If any provision of this ARTICLE VI is held to be invalid, illegal, or unenforceable for any reason,

(a)	the validity, legality, and enforceability of the remaining provisions shall not be affected or impaired in any way, and

(b)	to the fullest extent possible, the provision shall be interpreted and enforced to provide the maximum permissible protection consistent with applicable law.

ARTICLE VII - STOCK CERTIFICATES AND THEIR TRANSFER

Section 7.01 Certificates of Stock; Uncertificated Shares.

(a)

Issuance of Shares. Shares of Common Stock may be certificated or uncertificated, as determined by the Board. The Board may adopt a resolution providing that some or all shares shall be uncertificated. However, such resolution shall not apply to shares already represented by a certificate until the certificate is surrendered to the Company.

(b)

Stock Certificates. Every holder of certificated shares and, upon request, every holder of uncertificated shares, shall be entitled to receive a certificate representing such shares. Each certificate shall be signed by two authorized officers of the Company, which may include the Chief Executive Officer, President, Vice President, Secretary, or Assistant Secretary. The form of certificates shall be determined by the Board, consistent with DGCL §158, the Certificate of Incorporation, and these Bylaws.

(c)

Electronic and Book-Entry Shares. Shares may be issued in book-entry form without a physical certificate, in accordance with modern electronic trading and clearing practices. The Company may issue shares through Direct Registration Systems (DRS) or Depository Trust Company (DTC) programs, as permitted by applicable law and regulations.

Section 7.02 Transfers of Stock.

(a)	Transfer Procedure. Shares of stock shall be transferable only upon the books of the Company, either:

•	By the holder in person or by a duly authorized attorney, and

•	If certificated, upon surrender of the duly endorsed stock certificate or other evidence of authority to transfer.

(b)

Compliance with Laws & Regulations. The Company shall not be required to transfer any shares if such transfer would violate any applicable securities laws, stock exchange rules, or contractual restrictions. The Board may adopt additional rules and regulations relating to share issuance, transfer, and registration as necessary.

(c)

Restrictions on Transfer. Shares may be subject to transfer restrictions imposed by applicable agreements, laws, or the Certificate of Incorporation. Any such restriction shall be noted on the stock certificate or in the Company’s stock transfer records.

Section 7.03 Registered Shareholders.

(a)	Registered Shareholder. The Company shall treat the registered owner of shares as the exclusive owner of such shares for all purposes, including:

•	Receiving dividends and distributions.

•	Voting at stockholder meetings.

•	Receiving notices and exercising stockholder rights.

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The Company shall not be bound by any equitable or legal claim to shares made by a third party unless the claim is legally recognized and recorded in the Company’s stock records.

(b)

Collateral Assignments & Security Interests. If shares are transferred as collateral security (not an absolute transfer), this must be explicitly noted in the Company’s transfer records when requested by both the transferor and transferee.

Section 7.04 Transfer Agents and Registrars. The Board may appoint or authorize officers to appoint one or more transfer agents and registrars for stock transfer, certificate issuance, and record-keeping. Any such transfer agent or registrar shall be subject to the rules and regulations of the SEC, the Financial Industry Regulatory Authority (“FINRA”), and other applicable authorities.

Section 7.05 Lost, Stolen, or Destroyed Certificates.

(a)	Issuance of Replacement Certificate or Uncertificated Shares. If a stock certificate is lost, stolen, or destroyed, the Company may issue:

•	A new certificate, or

•	Uncertificated shares in book-entry form, in place of the lost certificate.

(b)	Proof of Loss & Indemnification Requirement. Before issuing a replacement:

•	The registered owner must provide an affidavit stating that the certificate has been lost, stolen, or destroyed.

•	The Company may require the owner to provide a bond or other security sufficient to indemnify the Company against any claims relating to the lost certificate.

(c)

Discretionary Refusal to Issue Replacement. The Board or Secretary may refuse to issue a replacement certificate if there is reasonable doubt as to the claimant’s ownership or if other conditions for indemnification are not met.

ARTICLE VIII - GENERAL PROVISIONS

Section 8.01 Seal. The Company may have a corporate seal, but the absence or non-use of such a seal shall not affect the validity of any corporate act, agreement, or document properly executed on behalf of the Company.

Section 8.02 Fiscal Year. The fiscal year of the Company shall be determined by the Board.

Section 8.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Company shall be signed, endorsed, or accepted in the name of the Company by such officer, officers, person, or persons as from time to time may be designated by the Board or by an officer or officers authorized by the Board to make such designation.

Section 8.04 Conflict with Applicable Law or Certificate of Incorporation. These Bylaws are adopted subject to and shall be interpreted in accordance with the DGCL and the Company’s Certificate of Incorporation. In the event of a conflict between these Bylaws and any applicable law or the Certificate of Incorporation, the applicable law or Certificate of Incorporation shall govern, and these Bylaws shall be deemed automatically amended to the extent necessary to eliminate such conflict.

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Section 8.05 Books and Records. The Company’s books, records, and stock ledger may be maintained in electronic or physical form, including any distributed ledger technology or blockchain system, provided that such records can be retrieved, inspected, and converted into legible form within a reasonable time upon request by any person entitled to inspect such records under applicable law.

Electronic records of stockholder communications, notices, and meeting materials shall be retained for a period of at least three (3) years from the date of transmission, unless a longer retention period is required by law or applicable SEC regulations.

Section 8.06 Exclusive Jurisdiction of Delaware Courts or the United States Federal District Courts. Unless the Company expressly consents in writing to an alternative forum, the Court of Chancery of the State of Delaware shall be the exclusive forum for:

(a)	any derivative action or proceeding on behalf of the Company;

(b)	any action asserting a claim of breach of fiduciary duty owed by any director, officer, employee, or stockholder;

(c)	any action arising under the DGCL, Certificate of Incorporation, or these Bylaws; or

(d)	any claim governed by the internal affairs doctrine.

Any person acquiring shares of the Company shall be deemed to have irrevocably consented to the jurisdiction of such courts and waived any objection to personal jurisdiction therein.

This provision shall not apply to causes of action arising under the Securities Act of 1933 or the Securities Exchange Act of 1934, which shall be subject to jurisdiction in United States federal district courts.

Section 8.07 Dividends. The Board may declare dividends only from surplus (as defined under the DGCL) or, if no surplus exists, from net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, provided that the Company remains solvent immediately following such distribution. Subject to any applicable provisions of the DGCL and the Certificate of Incorporation, dividends upon the shares of the Company may be declared by the Board at any regular or special meeting of the Board and any such dividend may be paid in cash, property, or shares of Common Stock. Before payment, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board from time to time, in its absolute discretion, believes proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company or for such other purpose as the Board shall believe conducive to the interest of the Company, and the Board may similarly modify or abolish any such reserve.

In order to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting and shall comply with the rules of the New York Stock Exchange or other exchange on which shares of the Company’s capital stock are listed.

A member of the Board shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of its officers or employees, or Committees of the Board, or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, as to the value and amount of the assets, liabilities and/or net profits of the Company, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

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Section 8.08 Execution of Instruments. The Chief Executive Officer, any President (if not the Chief Executive Officer), or any Vice President may execute and deliver contracts on behalf of the Company. The Board or Chief Executive Officer may delegate such authority, including approval for electronic execution of documents through secure platforms. Any delegation may be general or limited to specific instruments. Any such authorization may be general or limited to specific contracts or instruments.

Section 8.09 Corporate Indebtedness. No loan shall be contracted, and no debt securities shall be issued in the Company’s name, unless authorized by the Board or by a designee duly appointed by the Board. The Board must approve any single borrowing transaction exceeding $200,000. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Company from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Company issued for such loans shall be made, executed and delivered as the Board or the Chief Executive Officer shall authorize. When so authorized by the Board or the Chief Executive Officer, any part of or all the properties, including contract rights, assets, business or good will of the Company, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Company, and of the interest thereon, by instruments executed and delivered in the name of the Company.

Section 8.10 Deposits. Funds of the Company may be deposited in traditional or digital banking institutions as authorized by the Board or Chief Executive Officer. The Company may utilize electronic funds transfers, cryptocurrency custodians, or blockchain-based payment solutions, provided such methods comply with applicable laws.

Section 8.11 Sale, Transfer, Etc. of Securities. To the extent authorized by the Board in accordance with these Bylaws, the Chief Executive Officer, any Vice President, the Secretary or the Chief Financial Officer or any officer designated by the Board, may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Company, and may make, execute and deliver in the name of the Company, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

Section 8.12 Voting as Stockholder. The Chief Executive Officer, any President (if not the Chief Executive Officer), or any Vice President shall have full authority to vote the Company’s shares in any other entity. Any proxy executed in the Company’s name shall be in writing or an electronic transmission in accordance with applicable law. Such officers acting on behalf of the Company shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board may by resolution from time to time confer such power and authority upon any other person or persons.

Section 8.13 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

Section 8.14 Signatures. In addition to the provisions for the use of facsimile signatures, conformed signatures or electronically transmitted signatures elsewhere specifically authorized in these Bylaws, facsimile signatures, conformed signatures or electronically transmitted signatures of any officer or officers of the Company may be used.

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Section 8.15 Electronic Communications and Notice.

(a)

Electronic Communications. Notices, consents, waivers, and other communications under these Bylaws may be transmitted electronically, including via email, corporate intranet, blockchain-based messaging systems, or other secure electronic communication platforms, provided such methods comply with applicable law.

(b)

Notices. Unless otherwise provided in these Bylaws or required by applicable law, any notice required to be given to any stockholder, director, Committee member, officer, or agent shall not be required to be given personally but may be effectively delivered by:

(i)

Mail: Depositing a written notice in the U.S. mail, first-class postage prepaid, addressed to the recipient at their address as recorded in the Company’s books. The date of mailing shall be the date of notice.

(ii)	Courier Service: A local or nationally recognized courier service, with proof of delivery.

(iii)

Electronic Transmission: Email, corporate portal, or any electronic means consented to by the recipient, provided such method is compliant with applicable law and the recipient can access, receive, and retain the transmission.

(c)

Waivers. A written or electronic waiver of any notice, whether before or after the time required for notice, shall be deemed equivalent to actual notice. Attendance at a meeting shall constitute waiver of notice, unless the attendee objects at the beginning of the meeting to its legality.

(d)

Definition of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.

ARTICLE IX – EMERGENCY BYLAWS

Section 9.01 Activation of Emergency Bylaws. In the event of an emergency, disaster, catastrophe, pandemic, or other similar emergency condition of a type described in DGCL §110(a) (an “Emergency”), these Emergency Bylaws shall automatically become effective.

Section 9.02 Emergency Powers of the Board.

(a)	Any available director or officer may call an emergency meeting of the Board by any feasible means, and notice requirements shall be waived or modified as reasonably necessary.

(b)	The director(s) in attendance at such meeting shall constitute a quorum, and actions taken shall be valid if approved by a majority of those directors.

(c)

If no directors are available, the officers of the Company in order of seniority shall have authority to take emergency actions necessary to protect the Company and its stockholders, subject to later ratification by the Board.

(d)	No officer, director, employee, or agent shall be liable for good faith actions taken in accordance with this Section.

(e)	These provisions shall continue until the Board determines the emergency has ended.

ARTICLE X - AMENDMENTS

Section 10.0 Amendment by Directors. Except as otherwise required by law, these By-laws may be amended or repealed by the Board of Directors.

Section 10.1 Amendment by Stockholders. Except as otherwise provided herein, the By-laws of the Company may be amended or repealed at any annual meeting, or special meeting of stockholders called for such purpose, by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class.

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CERTIFICATE OF ADOPTION OF

BYLAWS

The undersigned hereby certifies that he is the duly elected, qualified and the Chief Executive Officer of P2 Solar, Inc., a Delaware corporation, and that the foregoing Bylaws comprising twenty-six (26) pages were approved by the Board of Director on March 15, 2025 and duly adopted as the Company’s Bylaws effective on April 15, 2025, by the Company’s Shareholders.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this     day of                  , 2025.

By:	Raj-Mohinder Gurm Chief Executive Officer

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ANNEX “B”

P2 SOLAR, INC.

2025 STOCK INCENTIVE PLAN

ARTICLE 1 - ESTABLISHMENT AND PURPOSE

The Plan is effective as of the date the Company's conversion to a Delaware corporation is effective (the "Effective Date"). The Plan's purpose is to enhance the Company's ability to attract, retain, incentivize, reward, and motivate persons who make (or are expected to make) important contributions to the Company and/or its Subsidiaries and Affiliates by providing Participants with equity ownership and other incentive opportunities. The Plan is designed to comply with applicable laws and regulations of both the United States and Canada, taking into consideration the Company's cross-border nature.

ARTICLE 2 - DEFINITIONS

(a)	"Affiliate" means any entity other than a Subsidiary in which the Company and/or one or more Subsidiaries own not less than fifty percent (50%) of such entity.

(b)	"Award" means any award of an Option, an SAR, a Restricted Share, a Stock Unit, a Stock-Based Award, or a Cash-Based Award under the Plan

(c)	"Award Agreement" means the agreement between the Company and the recipient of an Award which contains the terms, conditions and restrictions pertaining to such Award.

(d)	"Board of Directors" or "Board" means the Board of Directors of the Company, as constituted from time to time.

(e)	"Cash-Based Award" means an Award that entitles the Participant to receive a cash-denominated payment.

(f)	"Canadian Award" means an Award granted to a Canadian Participant.

(g)	“Canadian Participant" means a Participant who is a resident of Canada for purposes of the Income Tax Act (Canada) and any applicable provincial income tax legislation.

(h)

"Canadian Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of, each of the provinces and territories of Canada and the applicable requirements of the Canadian Securities Administrators or any of them.

(i)	"Change in Control" means the occurrence of any of the following events:

(i)	A change in the composition of the Board occurs as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)	Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

(B)

Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); provided, however, that for this purpose, the "original directors" and "continuing directors" shall not include any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

(ii)

The consummation of a merger or consolidation of the Company or a Subsidiary of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of

(A)	the Company (or its successor) and

(B)	any direct or indirect parent corporation of the Company (or its successor); or

(iii)

The sale, transfer, or other disposition of all or substantially all of the Company's assets. For purposes of subsection (i)(i) above, the term "look-back" date means the later of (1) the Effective Date and (2) the date that is twenty-four (24) months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection (i)(ii) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act, but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary, (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock, and (3) the Company or any Subsidiary of the Company.

Notwithstanding any other provision of this Section 2(i), a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the SEC in connection with an initial or secondary public offering of securities or debt of the Company to the public or on account of any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof. To the extent necessary for compliance with Section 409A, a Change in Control must also constitute a "change in control event" as defined in Treasury Regulation §1.409A-3(i)(5).

(j)

"Code" means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. (o) "Committee" means the Compensation Committee of the Board as designated by the Board which is authorized to administer the Plan as described in Article 3 hereof.

(k)	"Company" means P2 Solar, Inc., a Delaware corporation, including any successor thereto.

(l)

"Consultant" means an individual who is a consultant or advisor and who provides bona fide services to the Company, a Parent, a Subsidiary, or an Affiliate as an independent contractor (not including service as a member of the Board) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(m)

"Disability" means any permanent and total disability as defined by Section 22(e)(3) of the Code, or in the case of a Canadian Participant, a "disability" as defined in paragraph 6(a)(i) of the Income Tax Act (Canada), or in the case of any other Participant outside the United States, such other definition as determined by the Committee for purposes of the Plan taking into consideration the provisions of applicable law.

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(n)	"Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.

(o)	"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p)

"Exercise Price" means, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award Agreement. "Exercise Price" means, in the case of an SAR, an amount, as specified in the applicable SAR Award Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(q)	"Fair Market Value" with respect to a Share means the market price of one Share determined by the Committee as follows:

(i)

If the Share was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the Pink Quote system;

(ii)

If the Share was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; or

(iii)

If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, consistent with applicable laws and regulations. The determination of fair market value for purposes of tax withholding may be made in the Committee's discretion subject to applicable law and is not required to be consistent with the determination of Fair Market Value for other purposes. For any date that is not a trading day, the Fair Market Value of a Share for such date shall be determined under clauses (i) and (ii) above with reference to the immediately preceding trading day. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons and shall be consistent with the rules of Section 409A and Section 422 of the Code, and applicable Canadian tax laws, to the extent applicable.

(r)

"ISO" means an Option intended to be an "incentive stock option" described in Section 422 of the Code. Each Option granted pursuant to the Plan will be treated as providing by its terms that it is to be an NSO unless, as of the date of grant, it is expressly designated as an ISO in the applicable Stock Option Award Agreement.

(s)	"Nonstatutory Option" or "NSO" means an Option that is not an ISO.

(t)	"Option" means an option entitling the holder to acquire Shares upon payment of the exercise price.

(u)	"OTC Pink Sheets" means the OTC Pink tier of the OTC Markets Group.

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(v)	"Outside Director" means a member of the Board who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(w)

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(x)	"Participant" means a person who holds an Award.

(y)	"Plan" means this 2025 Stock Incentive Plan of P2 Solar, Inc., as amended from time to time.

(z)	"Purchase Price" means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option or SAR), as specified by the Committee.

(aa)

"Restricted Share" means a Share subject to restrictions requiring that it be forfeited, redelivered or offered for sale to the Company if specified performance or other vesting conditions are not satisfied awarded under the Plan.

(bb)

"SAR" means a right entitling the holder upon exercise to receive an amount (payable in cash or in Shares of equivalent value) equal to the excess of the Fair Market Value of the Shares subject to the right over the Exercise Price from which appreciation under the SAR is to be measured.

(cc)	"SEC" means the United States Securities and Exchange Commission.

(dd)

"Section 409A" means Section 409A of the Code and the regulations and other guidance thereunder. (jj) "Securities Act" means the United States Securities Act of 1933, as amended, the rules and regulations promulgated thereunder.

(ee)

"Service" means service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. Service terminates three (3) months after an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, except where the terms of the approved leave provide otherwise, or when continued Service crediting is required by applicable law. For purposes of determining whether an Option is entitled to ISO status, an Employee's employment will be treated as terminating three (3) months after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan. Unless a different treatment is approved by the Committee, vesting will be adjusted pro-rata for any approved reductions in work hours (for example, from full-time to part-time) other than due to an approved leave of absence as discussed in the prior sentence (i.e., the portion of the award vesting on each vesting date is reduced pro-rata based on the reduction in hours worked).

(ff)	"Share" means one share of common stock, par value $0.001 per share, of the Company as adjusted in accordance with Article 12 (if applicable).

(gg)	"Stock-Based Award" means an Award other than an Option, an SAR, a Restricted Share, or a Stock Unit that is convertible into or otherwise based on Shares.

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(hh)

"Stock Unit" means a bookkeeping entry representing the Company's obligation to deliver one Share (or distribute cash measured by the value of a Share on a future date) and may be subject to the satisfaction of performance or other vesting conditions.

(ii)

"Subsidiary" means any corporation, if the Company owns and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date. The determination of whether an entity is a "Subsidiary" shall be made in accordance with Section 424(f) of the Code.

ARTICLE 3 - ADMINISTRATION

Section 3.01 Committee Composition. The Plan shall be administered by the Committee appointed by the Board, or by the Board acting as the Committee. The Committee shall consist of two or more directors of the Company. To the extent required by applicable law or regulation or to maintain compliance with securities exchange listing standards, members of the Committee shall be "non-employee directors" as defined in Rule 16b-3 under the Exchange Act, and "independent directors" under applicable stock exchange rules, if any.

Section 3.02 Committee Appointment. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3.01, who may administer the Plan, grant Awards under the Plan and determine all terms of such grants, in each case with respect to all Employees, Consultants and Outside Directors (except such as may be on such committee), provided that such committee or committees may perform these functions only with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board or Committee may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board or Committee shall specify the total number of Awards that such officers may so award.

Section 3.03 Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(a)	To interpret the Plan and to apply its provisions;

(b)	To adopt, amend, or rescind rules, procedures, and forms relating to the Plan;

(c)

To adopt, amend, or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws, particularly to accommodate the specific requirements of Canadian Participants;

(d)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(e)	To determine when Awards are to be granted under the Plan;

(f)	To select the Participants to whom Awards are to be granted;

(g)	To determine the type of Award and number of Shares or amount of cash to be made subject to each Award;

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(h)

To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as an NSO, and to specify the provisions of the agreement relating to such Award;

(i)	To amend any outstanding Award Agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

(j)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(k)	To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

(l)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(m)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement;

(n)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting, and/or ability to retain any Award; and

(o)

To take any other actions deemed necessary or advisable for the administration of the Plan. Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority to another person with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that such member of the Committee has taken or has failed to take in good faith with respect to the Plan or any Award under the Plan.

ARTICLE 4 - ELIGIBILITY

Section 4.01 General Rule. The Committee will select Participants from among Employees, Consultants and Outside Directors. Eligibility for ISOs is limited to individuals described in the first sentence of this Section 4.01 who are employees of the Company or of a "parent corporation" or "subsidiary corporation" of the Company as those terms are defined in Section 424 of the Code. Eligibility for Stock Options, other than ISOs, and SARs is limited to individuals described in the first sentence of this Section 4.01 who are providing direct services on the date of grant of the Award to the Company or to a subsidiary of the Company that would be described in the first sentence of Section 1.409A-1(b)(5)(iii)(E) of the United States Treasury Regulations.

Section 4.02 Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code, including that the exercise price must be at least 110% of the Fair Market Value and the ISO must not be exercisable after the expiration of five years from the date of grant.

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Section 4.03 Attribution Rules. For purposes of Section 4.02 above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be deemed to be owned proportionately by or for its shareholder, partners, or beneficiaries.

Section 4.04 Outstanding Stock. For purposes of Section 4.02 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.

Section 4.05 Canadian Participants. The Plan and all Awards granted to Canadian Participants are intended to comply with the requirements of the Income Tax Act (Canada), including, but not limited to, any requirements set out in Article 7 thereof applicable to stock option benefits, and applicable provincial income tax legislation, and shall be interpreted and administered consistently with that intent.

ARTICLE 5 - STOCK SUBJECT TO PLAN; DIRECTOR COMPENSATION LIMIT.

Section 5.01 Basic Limitation. Shares offered under the Plan shall be authorized but unissued shares or treasury shares. The maximum aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed:

(a)	12,700,901 Shares (the "Share Reserve"), including

(b)

an annual increase on the first day of each calendar year for a period of not more than ten years beginning on January 1, 2026 and ending on (and including) January 1, 2034, in an amount equal to (x) five percent (5%) of the total number of Shares outstanding on the last day of the immediately preceding calendar year or (y) such lesser amount (including zero) that the Committee or Board determines for purposes of the annual increase for that calendar year.

Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed five (5) times the number of Shares provided under clause (a) above plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 5.02, but nothing in this Article 5 will be construed as requiring that any, or any fixed number of, ISOs be awarded under the Plan. The limitations of this Section 5.01 shall be subject to adjustment pursuant to Article 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

Section 5.02 Additional Shares. If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options, or SARs are forfeited or terminate for any reason before being exercised or settled, or an Award is settled in cash without the delivery of Shares to the holder, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units or SARs are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units or SARs shall reduce the number available in Section 5.01 and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. Any Shares withheld to satisfy the Exercise Price or tax withholding obligation pursuant to any Award of Options or SARs shall be added back to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5.02, Shares that have actually been issued shall not again become available for Awards under the Plan except for Shares that are forfeited and do not become vested.

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Section 5.03 Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution, or replacement of stock options, stock appreciation rights, stock units, or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution, or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation, or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). The terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate, notwithstanding limitations on Awards in the Plan. Any such substitute or assumed Awards shall not count against the Share limitation set forth in Section 5.01 (nor shall Shares subject to such Awards be added to the Shares available for Awards under the Plan as provided in Section 5.02 above), except that Shares acquired by exercise of substitute ISOs will count against the maximum number of Shares that may be issued pursuant to the exercise of ISOs under the Plan.

Section 5.04 Director Compensation Limit. The maximum number of Shares subject to Awards granted under the Plan during any one calendar year to any Outside Director taken together with any cash fees paid by the Company to such Outside Director during such calendar year for service on the Board (other than the calendar year in which an Outside Director commences service on the Board), will not exceed seven hundred and fifty thousand dollars ($750,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), or, with respect to the calendar year in which an Outside Director is first appointed or elected to the Board, one million dollars ($1,000,000).

ARTICLE 6 - RESTRICTED SHARES.

Section 6.01 Restricted Share Award Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award Agreement between the Participant and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Award Agreements entered into under the Plan need not be identical.

Section 6.02 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services, and future services. The Committee may specify a purchase price for Restricted Shares, which may include a cash purchase price, full-recourse promissory notes (where permitted by law), past services rendered, or future services to be rendered to the Company or a Parent, Subsidiary, or Affiliate.

Section 6.03 Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award Agreement. A Restricted Share Award Agreement may provide for accelerated vesting in the event of the Participant's death, Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

Section 6.04 Voting and Dividend Rights. A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend, and other rights as the Company's other shareholder, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee's discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. At the Committee's discretion, the Restricted Share Award Agreement may require that the holder of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions as the Award with respect to which the dividend was paid. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company's other shareholder in respect of such unvested Restricted Shares.

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Section 6.05 Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal, or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

ARTICLE 7 - TERMS AND CONDITIONS OF OPTIONS.

Section 7.01 Stock Option Award Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Award Agreement between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Award Agreement. The Stock Option Award Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Award Agreements entered into under the Plan need not be identical.

Section 7.02 Number of Shares. Each Stock Option Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Article 12.

Section 7.03 Exercise Price. Each Stock Option Award Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant (one hundred and ten percent (110%) for ISOs granted to Employees described in Section 4.02), and the Exercise Price of an NSO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7.03, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Article 8.

Section 7.04 Withholding Taxes. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

Section 7.05 Exercisability and Term. Each Stock Option Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Award Agreement shall also specify the term of the Option; provided that the term of an option shall in no event exceed ten (10) years from the date of grant (five (5) years for ISOs granted to Employees described in Section 4.02). A Stock Option Award Agreement may provide for accelerated exercisability in the event of the Participant's death, Disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7.05, the Committee in its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

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Section 7.06 Exercise of Options. Each Stock Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Participant's estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

Section 7.07 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

Section 7.08 No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option or other Award until the date of issuance of a stock certificate or other evidence of ownership for such Shares or until the Participant's ownership of such Shares shall have been entered into the books of the registrar in the case of uncertificated shares. No adjustments shall be made, except as provided in Article 12.

Section 7.09 Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, materially impair the Participant's rights or obligations under such Option; provided, however, that an amendment or modification that may cause an ISO to become an NSO, and any amendment or modification that is required to comply with the rules applicable to ISOs, shall not be treated as materially impairing the rights or obligations of the Participant.

Section 7.10 Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal, and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Award Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

Section 7.11 Buyout Provisions. The Committee may at any time (i) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (ii) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 8 - PAYMENT FOR SHARES.

Section 8.01 General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America or Canada (for Canadian Participants) at the time when such Shares are purchased, except as provided in Section 8.02 through Section 8.08 below.

Section 8.02 Surrender of Stock. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Participant or the Participant's representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

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Section 8.03 Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Participant and the sufficiency of the consideration to meet the requirements of Section 6.02.

Section 8.04 Cashless Exercise. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Section 8.05 Exercise/Pledge. To the extent that a Stock Option Award Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

Section 8.06 Net Exercise. To the extent that a Stock Option Award Agreement so provides, by a "net exercise" arrangement pursuant to which the number of Shares issuable upon exercise of the Option shall be reduced by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate Exercise Price (plus tax withholdings, if applicable) and any remaining balance of the aggregate Exercise Price (and/or applicable tax withholdings) not satisfied by such reduction in the number of whole Shares to be issued shall be paid by the Participant in cash or any other form of payment permitted under the Stock Option Award Agreement.

Section 8.07 Promissory Note. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides and subject to compliance with applicable law (including, without limitation, state or provincial corporate law and securities law requirements, and any insider trading rules or policies established by the Company), payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

Section 8.08 Other Forms of Payment. To the extent that a Stock Option Award Agreement or Restricted Share Award Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations, and rules.

Section 8.09 Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Award Agreement or Restricted Share Award Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

ARTICLE 9 - STOCK APPRECIATION RIGHTS.

Section 9.01 SAR Award Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Award Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Award Agreements entered into under the Plan need not be identical.

Section 9.02 Number of Shares. Each SAR Award Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 12.

Section 9.03 Exercise Price. Each SAR Award Agreement shall specify the Exercise Price. The Exercise Price of an SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9.03, the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

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Section 9.04 Exercisability and Term. Each SAR Award Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Award Agreement shall also specify the term of the SAR provided that the term of the SAR shall in no event exceed ten (10) years from the date of grant. An SAR Award Agreement may provide for accelerated exercisability in the event of the Participant's death, Disability, retirement, or other events and may provide for expiration prior to the end of its term in the event of the termination of the Participant's Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

Section 9.05 Effect of Change in Control. The Committee may determine, at the time of granting an SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

Section 9.06 Exercise of SARs. Upon exercise of an SAR, the Participant (or any person having the right to exercise the SAR after the Participant's death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

Section 9.07 Modification, Extension or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend, or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or cash. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the holder, materially impair the Participant's rights or obligations under such SAR.

Section 9.08 Buyout Provisions. The Committee may at any time

(a)	offer to buy out for a payment in cash or cash equivalents an SAR previously granted, or

(b)	authorize a Participant to elect to cash out an SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 10 - STOCK UNITS.

Section 10.01 Stock Unit Award Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Award Agreements entered into under the Plan need not be identical.

Section 10.02 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

Section 10.03 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award Agreement. A Stock Unit Award Agreement may provide for accelerated vesting in the event of the Participant's death, Disability, retirement, or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

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Section 10.04 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right, if awarded, entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents may also be converted into additional Stock Units at the Committee's discretion. Dividend equivalents shall not be distributed prior to settlement of the Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Stock Units that do not vest shall be forfeited. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A to the extent applicable to the Participant.

Section 10.05 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Award Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Award Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date, subject to compliance with Section 409A, to the extent applicable. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 12.

Section 10.06 Death of Participant. Any Stock Unit Award that becomes payable after the Participant's death shall be distributed to the Participant's beneficiary or beneficiaries, provided the Committee has permitted the designation of a beneficiary and such beneficiary has been designated prior to the Participant's death in a form acceptable to the Committee. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company, provided the Committee has permitted the designation of beneficiaries. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant's death. If the Committee has not permitted the designation of a beneficiary, if no beneficiary was designated or if no designated beneficiary survives the Participant, then any Stock Units Award that becomes payable after the Participant's death shall be distributed to the Participant's estate.

Section 10.07 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company subject to the terms and conditions of the applicable Stock Unit Award Agreement.

ARTICLE 11 - CASH-BASED AWARDS AND STOCK-BASED AWARDS.

Section 11.01 Cash-Based Awards and Stock-Based Awards. The Committee may, in its sole discretion, grant Cash-Based Awards and Stock-Based Awards to any Participant in such number or amount and upon such terms, and subject to such conditions, as the Committee shall determine at the time of grant and specify in an applicable Award Agreement. The Committee shall determine the maximum duration of the Cash-Based Award or Stock-Based Awards, the amount of cash which may be payable pursuant to the Cash- Based Award, the conditions upon which the Cash-Based Award or Stock-Based Awards shall become vested or payable, and such other provisions as the Committee shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula, or payment ranges as determined by the Committee. Payment, if any, with respect to a Cash-Based Award or Stock-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in Shares, as the Committee determines.

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ARTICLE 12 - ADJUSTMENT OF SHARES.

Section 12.01 Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(a)	The class(es) and number of securities available for future Awards and the limitations set forth under Article 5;

(b)	The class(es) and number of securities covered by each outstanding Award; and

(c)	The Exercise Price under each outstanding Option and SAR.

Section 12.02 Committee's Authority. The Committee's determinations under Section 12.01 will be final, binding, and conclusive.

Section 12.03 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

Section 12.04 Reorganizations. In the event that the Company is a party to a merger, consolidation, or other reorganization, outstanding Awards shall be subject to the agreement of merger, consolidation, or reorganization. Such agreement shall provide for one or more of the following:

(a)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(b)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(c)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(d)	Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(e)

Settlement of the intrinsic value of the outstanding Awards in cash or cash equivalents or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Awards or the underlying Shares) followed by the cancellation of such Awards (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment).

The Committee need not treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

Section 12.05 Reservation of Rights. Except as provided in this Article 12, a Participant shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of Shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. In the event of any potential transaction affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

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ARTICLE 13 - DEFERRAL OF AWARDS.

Section 13.01 Committee Powers. Subject to compliance with Section 409A, the Committee (in its sole discretion) may permit or require a Participant to: (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books; (b) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or (c) Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

Section 13.02 General Rules. A deferred compensation account established under this Article 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures, and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 13.

ARTICLE 14 - AWARDS UNDER OTHER PLANS.

Section 14.01 Awards Under Other Plans. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under the Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Article 5.

ARTICLE 15 - PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

Section 15.01 Effective Date. No provision of this Article 15 shall be effective unless and until the Board has determined to implement such provision.

Section 15.02 Elections to Receive NSOs, SARs, Restricted Shares, or Stock Units. An Outside Director may elect to receive the Outside Director's annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, SARs, Restricted Shares, Stock Units, or a combination thereof, as determined by the Board. Alternatively, the Board may mandate payment in any of such alternative forms. Such NSOs, SARs, Restricted Shares, and Stock Units shall be issued under the Plan. An election under this Article 15 shall be filed with the Company on the prescribed form.

Section 15.03 Number and Terms of NSOs, SARs, Restricted Shares, or Stock Units. The number of NSOs, SARs, Restricted Shares, or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, SARs, Restricted Shares, or Stock Units shall also be determined by the Board.

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ARTICLE 16 - LEGAL AND REGULATORY REQUIREMENTS.

Section 16.01 Legal and Regulatory Requirements. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, United States state securities laws and regulations, Canadian Securities Laws, the regulations of any stock exchange or quotation system on which the Company's securities may then be listed or quoted and any foreign securities, exchange control or other applicable laws, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable, including without limitation, the acceptance of any applicable notice of the grant of an Award by any applicable governmental or regulatory body in Canada. The Company shall not be liable to a Participant or other persons as to:

(a)

the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and

(b)	any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

ARTICLE 17 - TAXES.

Section 17.01 Withholding Taxes. To the extent required by applicable federal, state, local, provincial, or foreign law, a Participant or the Participant's successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

Section 17.02 Share Withholding. The Committee may permit a Participant to satisfy all or part of the Participant's withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that the Participant previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maxiPlanmum legally required tax withholding based on the applicable maximum statutory rates in the applicable jurisdiction, or such other rate as may be necessary to avoid adverse accounting treatment.

Section 17.03 Section 409A. Each Award that provides for "nonqualified deferred compensation" within the meaning of Section 409A shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a "separation from service" (within the meaning of Section 409A) to a Participant who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one day after the Participant's separation from service, or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties, and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

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ARTICLE 18 - TRANSFERABILITY.

Section 18.01 Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer, or encumbrance in violation of this Article 18 shall be void and unenforceable against the Company.

ARTICLE 19 - PERFORMANCE-BASED AWARDS.

Section 19.01 Performance-Based Awards. The Committee may establish performance criteria and level of achievement versus such criteria that shall determine the number of Shares, Stock Units, or cash to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to an Award, which criteria may be based on corporate-wide, divisional, group, business unit, individual or other performance goals or such other measures as the Committee may determine. In measuring performance, the Committee may make adjustments for extraordinary, unusual or infrequently occurring events, and may exclude the effects of items that the Committee deems unlikely to reflect the Company's underlying performance.

ARTICLE 20 - CLAWBACK POLICY.

Section 20.01 Clawback Policy. All Awards granted under the Plan will be subject to clawback or recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. Additionally, to the extent required by applicable law or the rules and regulations of any securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements.

Section 20.02 Additional Recoupment. In addition, the Committee may impose additional clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of Cause. The implementation of any clawback policy will not be deemed a triggering event for purposes of any definition of "good reason" for resignation or "constructive termination."

ARTICLE 21 - NO EMPLOYMENT RIGHTS.

Section 21.01 No Employment Rights. No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and/or its Subsidiaries, as applicable, reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

ARTICLE 22 - DURATION AND AMENDMENTS.

Section 22.01 Term of the Plan. The Plan, as set forth herein, shall come into existence on the date of its adoption by the Board; provided, however, that no Award may be granted hereunder prior to the Effective Date. The Board may suspend or terminate the Plan at any time. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved the shareholders of the Company.

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Section 22.02 Right to Amend the Plan. The Board may amend the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

Section 22.03 Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

ARTICLE 23 - AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

Section 23.01 Awards to Participants Outside the United States. Notwithstanding any provision of the Plan to the contrary, to comply with the laws in countries outside the United States (including, without limitation, Canada) in which the Company and its Subsidiaries and Affiliates operate or in which Participants work or reside, the Committee, in its sole discretion, will have the power and authority to:

(a)	Determine which Participants outside the United States will be eligible to participate in the Plan;

(b)	Modify the terms and conditions of any Award granted to Participants outside the United States;

(c)

Establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Subsidiaries and Affiliates or Participants in particular locations; provided that no such sub-plans and/or modifications shall take precedence over Article 3 of the Plan or otherwise require stockholder approval;

(d)

Take any action, before or after an Award is granted, that it deems advisable to obtain approval or to facilitate compliance with any necessary local governmental regulatory exemptions or approvals; and

(e)

Impose conditions on the exercise, vesting, or settlement of Awards in order to minimize the Company's obligation with respect to tax equalization for Participants on assignments outside their home country.

Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive an Award under the Plan or on death, Disability, retirement or other termination of employment, available methods of exercise or settlement of an Award, payment of income tax, social insurance contributions and payroll taxes, the shifting of employer tax or social insurance contribution liability to a Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board will only take action and grant Awards that comply with applicable laws.

ARTICLE 24 - GENERAL.

Section 24.01 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware in the United States of America without application of the conflicts of law principles thereof.

Section 24.02 Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 12.04.

Section 24.03 Electronic Delivery. Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

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Section 24.04 Severability. If any provision of the Plan or any Award Agreement is determined to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan or Award Agreement shall remain in full force and effect.

ARTICLE 25 - COMPLIANCE WITH CANADIAN SECURITIES LAWS

Section 25.01 Canadian Securities Law Compliance. The Plan and all Awards granted to Canadian Participants shall be administered in compliance with applicable Canadian Securities Laws. Without limiting the generality of the foregoing:

(a)	The Company shall file all required notices, reports, or other documents required under Canadian Securities Laws with respect to the Plan and any Awards granted thereunder;

(b)	All Shares issued to Canadian Participants upon exercise or settlement of an Award will be issued as fully paid and non-assessable shares;

(c)	The Company shall comply with all shareholder approval requirements under Canadian Securities Laws, if applicable;

(d)	Any certificates representing Shares issued to a Canadian Participant will bear any legends required by Canadian Securities Laws; and

(e)	The Company will ensure that any prospectus or registration exemptions relied upon for the granting of Awards or issuance of Shares to Canadian Participants are properly complied with.

Section 25.02 Compliance with Canadian Tax Laws. Awards granted to Canadian Participants are intended to comply with the requirements of the Income Tax Act (Canada) and applicable provincial income tax laws. The Committee may modify the terms of any Award granted to a Canadian Participant in order to comply with Canadian tax laws.

ARTICLE 26 - DATA PRIVACY

Section 26.01 Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Article 26 by and among, as applicable, the Company, its Subsidiaries, and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant's participation in the Plan. In furtherance of such implementation, administration, and management, the Company, its Subsidiaries, and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant's name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or Affiliates held by the Participant, and details of all Awards (the "Data"). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, the Company, its Subsidiaries, and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan. Recipients of the Data may be located in the Participant's country or elsewhere, and the Participant's country and any given recipient's country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant's participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant's local human resources representative. The Company may cancel the Participant's ability to participate in the Plan and, in the Committee's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

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ARTICLE 27 - INSIDER TRADING POLICY

Section 27.01 Insider Trading Policy. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company's securities by Employees, officers, and/or directors of the Company, as well as with any applicable laws or regulations relating to insider trading.

ARTICLE 28 - FOREIGN CORRUPT PRACTICES ACT

Section 28.01 Foreign Corrupt Practices Act. Each Participant acknowledges that the Company and its Subsidiaries are subject to the Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), and the Corruption of Foreign Public Officials Act (Canada), and that the Participant shall not engage in any action that would cause the Company or a Subsidiary to be in violation of the FCPA, the Corruption of Foreign Public Officials Act (Canada), or any other applicable anti-corruption laws or regulations.

ARTICLE 29 - ADDITIONAL CROSS-BORDER CONSIDERATIONS

Section 29.01 Cross-Border Considerations. The Company acknowledges that it is a Delaware corporation with securities quoted on the OTC Pink Sheets, and that it is an OTC Reporting Issuer in British Columbia with directors, officers and employees currently primarily located in Canada. The Company shall administer the Plan in compliance with applicable U.S. and Canadian laws and regulations, and shall obtain such legal, tax, accounting, securities and other expert advice as needed to ensure proper cross-border compliance.

Section 29.02 Cross-Border Tax Considerations. The Committee may modify the terms of any Award granted to a Participant who is subject to taxation in multiple jurisdictions to address any adverse tax consequences or to comply with applicable tax rules and regulations.

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ARTICLE 30 - EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.

BY ORDER OF THE BOARD OF DIRECTORS OF P2 SOLAR, INC.

Date: , 2025

Raj-Mohinder Gurm Chief Executive Officer, and President

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ANNEX “C”

AUDIT COMMITTEE CHARTER

P2 SOLAR, INC.

ARTICLE I - PURPOSE AND AUTHORITY

Section 1.01 Primary Purpose. The primary purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of P2 Solar, Inc. (the "Company") is to assist the Board in fulfilling its oversight responsibilities with respect to:

1.	The integrity of the Company's financial statements and financial reporting process;

2.	The Company's systems of internal accounting and financial controls;

3.	The qualifications, independence, and performance of the Company's independent auditor;

4.	The performance of the Company's internal audit function, if and when established;

5.	Compliance with legal and regulatory requirements and the Company's ethics policies; and

6.	Risk assessment and risk management.

Section 1.02 Authority. The Committee shall have the authority to retain independent legal, accounting, or other advisors as it determines necessary to carry out its duties. The Committee shall have the authority to approve the fees and other retention terms of such advisors. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any advisors employed by the Committee, as well as for ordinary administrative expenses of the Committee.

Section 1.03 Reports to the Board. The Committee shall report regularly to the Board on its activities, as appropriate. In fulfilling its responsibilities, the Committee shall maintain free and open communication between the Committee, independent auditor, internal auditors (if any), and management of the Company.

ARTICLE II - COMPOSITION

Section 2.01 Minimum Composition. The Committee shall be comprised of at least one member of the Board. Given the Company's status as an emerging growth issuer, the Committee is not required to be comprised solely of independent directors. However, as the Company grows and as regulations require, the composition of the Committee shall evolve to meet applicable independence requirements:

Section 2.02 Financial Literacy. All Committee members shall be financially literate as determined by the Board in its business judgment or shall become financially literate within a reasonable period of time after appointment to the Committee.

Section 2.03 Audit Committee Financial Expert. At such time as required, at least one member of the Committee shall be designated as an "audit committee financial expert," as defined by the Securities and Exchange Commission ("SEC") regulations.

Section 2.04 Independent Committee Status. As the Company grows and as regulations require, Committee members shall meet the independence requirements of the SEC, the OTC Markets, and applicable Canadian securities laws and regulations, including Multilateral Instrument 51-105 Issuers Quoted in the U.S. Over-the-Counter Markets.

Section 2.05 Term. The members of the Committee shall be appointed by the Board and shall serve until their successors are duly appointed and qualified, or until their earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board. Unless a Chair is elected by the Board, the members of the Committee may designate a Chair by majority vote.

ARTICLE III - MEETINGS

Section 3.01 Frequency of Meetings. The Committee shall meet at least once per fiscal quarter, or more frequently as circumstances dictate. The Committee shall meet periodically in separate executive sessions with management, the internal auditors (if any), and the independent auditor. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

Section 3.02 Meeting Quorum. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes will be recorded by the secretary of the meeting designated by the Committee chairperson.

ARTICLE IV - RESPONSIBILITIES AND DUTIES

The Committee shall have the following responsibilities and duties:

Section 4.01 Independent Auditor Oversight.

(a)

Appointment and Oversight: The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company. The independent auditor shall report directly to the Committee.

(b)

Pre-Approval of Services: The Committee shall pre-approve all auditing services, internal control-related services, and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services that are approved by the Committee prior to the completion of the audit.

(c)

Auditor Independence: The Committee shall evaluate the independent auditor's qualifications, performance, and independence, and shall present its conclusions to the Board. The Committee shall review at least annually a report from the independent auditor describing:

(i)	The independent auditor's internal quality-control procedures;

(ii)

Any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and

(iii)	All relationships between the independent auditor and the Company.

(d)

Audit Partner Rotation: The Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

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(e)	Audit Scope and Plan: The Committee shall review with the independent auditor the planned scope of their examination and the results of their audit.

Section 4.02 Financial Statement and Disclosure Matters.

(a)

Review of Financial Statements: The Committee shall review and discuss with management and the independent auditor the Company's annual audited financial statements and quarterly financial statements prior to filing or distribution, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

(b)	Critical Accounting Policies: The Committee shall review and discuss with management and the independent auditor:

(i)	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

(ii)

Any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative methods under GAAP;

(iii)	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

(iv)	Critical accounting policies and practices to be used in the audit.

(c)	Audit Issues: The Committee shall review with the independent auditor any audit problems or difficulties and management's response, including:

(i)	Any restrictions on the scope of the independent auditor's activities or on access to requested information;

(ii)	Any significant disagreements with management;

(iii)	Any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (as immaterial or otherwise);

(iv)	Any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and

(v)	Any management or internal control letter issued, or proposed to be issued, by the independent auditor.

(d)

Earnings Press Releases: The Committee shall discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Section 4.03 Internal Controls and Risk Management.

(a)

Internal Controls: The Committee shall review with management, the internal auditors (if any), and the independent auditor the adequacy and effectiveness of the Company's internal control over financial reporting, disclosure controls and procedures, and compliance with legal and regulatory requirements.

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(b)

Risk Assessment: The Committee shall discuss policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

(c)

Complaints: The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(d)	Related Party Transactions: The Committee shall review and approve all related party transactions.

Section 4.04 Compliance Oversight Responsibilities.

(a)

Legal Compliance: The Committee shall discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

(b)	Code of Ethics: The Committee shall review the Company's code of ethics and programs that management has established to monitor compliance with such code.

(c)

Legal and Regulatory Requirements: The Committee shall review with the Company's counsel legal and regulatory matters that may have a material impact on the financial statements or the Company's compliance policies.

Section 4.05 Reporting Responsibilities.

(a)	Board Reports: The Committee shall report regularly to the Board regarding the activities of the Committee.

(b)	Annual Review of Charter: The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

(c)	Annual Performance Evaluation: The Committee shall annually review its own performance.

ARTICLE V - LIMITATIONS OF COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

ARTICLE VI - DUAL-JURISDICTION CONSIDERATIONS

The Committee shall ensure that the Company's audit processes and financial reporting comply with both U.S. securities laws and regulations and applicable Canadian securities laws and regulations, including the requirements under Multilateral Instrument 51-105 for OTC Reporting Issuers in British Columbia.

ARTICLE VI I - AMENDMENT

This Charter may be amended by the Board from time to time. The Committee shall review this Charter annually and recommend to the Board any amendments it deems necessary or appropriate.

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ARTICLE VIII - DISCLOSURE OF CHARTER

This Charter shall be made available through the SEC's web site at www.sec.gov, and Canadian Securities Regulator’s SEDAR web site at www.sedarplus.ca. Shareholders may also request a copy upon written request to P2 Solar, Inc., 13718 91st Ave, Surrey, British Columbia, V3V 7X1, Attention: Corporate Secretary

Adopted by the Board of Directors of P2 Solar, Inc. on March 15, 2025.

BY ORDER OF THE BOARD OF DIRECTORS OF P2 SOLAR, INC.

Date: March 15, 2025

/s/ Raj-Mohinder Gurm
Raj-Mohinder Gurm Chief Executive Officer, and President

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